UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04297

VANECK FUNDS

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2023

Item 1.	Reports to Shareholders

ANNUAL REPORT December 31, 2023

VanEck Funds

CM Commodity Index Fund
Emerging Markets Bond Fund
Emerging Markets Fund
Environmental Sustainability Fund
Global Resources Fund
International Investors Gold Fund
VanEck Morningstar Wide Moat Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2023.

PRIVACY NOTICE

(unaudited)

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If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

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State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVector Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
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PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

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VANECK FUNDS

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

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VANECK FUNDS

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/
4

CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The CM Commodity Index Fund (the “Fund”) is a passively-managed mutual fund that seeks to track the UBS Constant Maturity Commodity Total Return Index (the “CMCITR” or “the Index”1).

The CMCITR is a next-generation commodity index diversified across maturities, minimizing its exposure to the front end of the futures curves. By spreading its exposure across multiple maturities and maintaining a constant maturity per commodity, the CMCITR seeks to mitigate the impacts of negative roll yield in contango environments. Diversified across five commodity sectors and 26 commodity components, the Index’s energy allocation is typically around 33%. In contrast with many “enhanced” commodity funds, the Fund offers “pure” commodity exposure by investing in commodity-linked derivative instruments and more conservative fixed income securities, such as U.S. Treasury Bills.

During the 12 month period ended December 31, 2023 (the “Period”), the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating CMCITR’s commodity exposures and weights.

Performance Overview

The Fund lost 2.87% (Class A shares, excluding sales charge) for the Period. The Fund underperformed the Index by 1.46%, which posted a loss of 1.41%.

Over the Period, CMCITR lost 1.41%, outperforming both the Bloomberg Commodity Index (the “BCOM”),2 which lost 7.91% and the S&P® GSCI Index (“SPGSCI”),3 which lost 4.27%. CMCITR’s performance relative to both BCOM and SPGSCI was driven largely by lower exposure to the energy sector.

Two (agriculture and precious metals) out of five sectors represented in the CMCITR contributed positive returns over the Period, with the agriculture sector contributing the most to performance. Of the negatively performing sectors, energy detracted the most and livestock the least.

Market Review

2023 was a down year for commodity index products in general, but the CMCITR outperformed the BCOM by a wide margin. The CMCITR was down 1.41%, while the BCOM was down 7.91%. CMCITR’s roll methodology, monthly rebalancing and commodity weightings all contributed to the outperformance in 2023.

There were two important factors that helped offset the overall decline in commodities last year: continued positive roll yield and positive returns on collateral. The Fund continues to invest collateral in 3 and 6-month U.S. Treasury Bills which yielded over 5% for most of the year. The CMCITR’s constant maturity roll methodology generated slightly positive roll yields, while the BCOM had slightly negative roll yields.

Most of the roll outperformance came from the energy sector. The WTI and Brent crude oil forward curves were upward sloping (contango) in the first three months of the year and downward sloping (backwardation) from three months to three years. The CMCITR’s curve positioning from three months out to three years generated positive roll yield, while the BCOM lost money rolling it’s front month crude oil position. Positioning in the energy sector also helped the CMCITR’s relative performance vs the BCOM. The CMCITR uses commodity consumption in its weighting methodology, which results in a smaller U.S. natural gas allocation. U.S. natural gas fell sharply last year, declining by nearly 52%. Commodity weightings also helped the CMCITR’s relative outperformance in the agriculture sector. Cocoa and sugar were the best performers in the agriculture sector. London cocoa was up over 106% and sugar was up over 30%. The BCOM was not invested in cocoa and had a smaller investment in sugar. Lastly the CMCITR’s monthly rebalancing reduced overall volatility.

The CMCITR’s precious metals sector was the best performing sector, rising nearly 11% for the Period, led by strong gains in gold. Most of the gains came late in the Period when interest rates declined as the U.S. Federal Reserve (the “Fed”) signaled that the tightening cycle was over. The U.S. dollar also declined on the

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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Fed signal late in the Period. Falling interest rates and a declining dollar helped gold finish the year up nearly 13%. Rising geopolitical tensions following the October 7 Hamas attack on Israel also helped gold rally as a safety asset in fourth quarter of the Period.

The Index’s agriculture sector posted a 2.5% return, led by gains in sugar, coffee and cocoa. In fact, gains in sugar, coffee and cocoa helped offset a large decline in corn, which was down 19% and milling wheat, which was down over 25%. (A better than expected crop in Brazil caused the decline in corn prices.)

The CMCITR’s energy sector fell nearly 5.7% led by a nearly 52% decline in U.S. natural gas prices. Mild winter and summer weather reduced natural gas demand, while U.S. production continued to rise. Starting in 2025, the U.S. is expected to have more LNG export capacity, which should help offset the continued strong U.S. production. The Index’ smaller allocation to natural gas was the biggest factor in the outperformance vs the BCOM. The CMCITR has a 3.7% allocation to natural gas, while the BCOM usually has a much larger position. The CMCITR had a small gain in both WTI and Brent crude oil despite declines in spot prices for both commodities. The U.S. surprised the market by producing over one million barrels of crude oil per day more than estimated in early 2023. The stronger than expected production came from U.S. shale oil in Texas. Some of that higher than expected production came from completing drilled but uncompleted oil wells, known as DUCs. The inventory of DUCs has fallen sharply, so U.S. shale oil production is less likely to surprise on the upside in 2024. The positive roll yield offset small declines in both crude oil positions.

The Index’s industrial metals sector declined by just over 4%, led by a nearly 44% decline in nickel prices. China’s disappointing economic growth was the biggest reason for the decline in industrial metals’ prices. LME Copper prices rallied late in the Period to finish up over 7.5%. The global supply of copper is looking uncertain and might not meet the expected growing demand over the next few years. Panama has closed a very large copper mine due to environmental concerns. Supply disruptions and supply security are become major concerns in the industrial metals industry.

The Index’s livestock sector declined by over 8% during the 2023, due to a sharp decline of over 27% in lean hog prices. Cattle prices remained strong, gaining over 6.5% on the Period.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our commentaries.

Roland Morris, Jr. Portfolio Manager	Gregory Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index. CMCITR is comprised of diversified commodities futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on physical commodities covering specific sectors. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15%.
[3]	Front month: “Used in the context of options and futures, the term Front Month means the month closest to delivery (futures) or expiration (options)—which is often in the same month.” www.wikinvest.com/wiki/Front_Month
[4]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
6

EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck Emerging Markets Bond Fund (the “Fund”) seeks total return, consisting of income and capital appreciation. The Fund invests across all emerging markets bonds—sovereigns, corporates, U.S. dollar and local currency. Its time-tested model finds the cheapest bonds relative to fundamentals. The portfolio is led by an experienced investment team that operates within a disciplined risk management framework.

Performance Overview

The VanEck Emerging Markets Bond Fund returned 10.91% (Class A shares, excluding sales charge) in the 12 months to December 31, 2023 (the “Period”). Country selection contributed positively to returns over the period.

The Fund’s benchmark1 returned 11.95% in 2023. The hard currency EMBI component was up 11.09%, and the local currency GBI-EM component was up 12.70%. The returns of both components benefitted from attractive levels of carry, particularly the hard currency index which began the Period with a yield-to-worst of approximately 8.5%. The local currency benchmark also benefitted from a decline in the overall yield, reflecting an easing of inflation concerns in many emerging markets. Emerging markets foreign currencies provided a small benefit to the index return, with most currencies appreciating against the U.S. dollar over the Period.

Fund Overview

Top contributors:

Sri Lanka—the Fund had an overweight to sovereign bonds denominated in local currency, which performed strongly as the country approached a debt restructuring agreement with its creditors.

Egypt—the Fund benefitted from both an underweight to Egypt as well as security selection. The Fund’s position in hard currency sovereign bonds was accumulated following a selloff following the October 7 attacks, which made them attractive, despite long-term debt sustainability issues, given the likelihood of support from the IMF and bilateral lenders.

Peru—The Fund benefitted from an overweight to local currency sovereign bonds.

Russia—The Fund had zero exposure all year, which led to 504 bps of Fund outperformance.

Main detractors:

Mexico—The Fund’s underweight, particularly to local currency sovereign bonds, was a detractor as the country was an outperformer (and highly correlated with U.S. Treasuries) in the benchmark.

Poland—The Fund’s underweight, particularly to local currency sovereign bonds, was a detractor as the country was an outperformer in the benchmark (also a result of high correlation with U.S. Treasuries).

South Africa—The Fund had an underweight as South Africa exhibited high-beta to a rallying emerging markets foreign currency market.

During the Period, the Fund took a small number of forward currency positions. Forward positions in Chinese yuan contributed positively to the Fund’s performance, while forward positions in Chilean peso and Thai baht detracted. Forwards as a whole had a small negative impact on the Fund’s positive performance for the period.

We continue to believe that emerging markets provide tremendous potential for income investors. While their economies are generally characterized by lower debts and deficits, higher rates, and independent central banks – there are myriad varieties of issues and issuers to select from. Thank you for entrusting us, our experience and bottom-up selection process to navigate this space for you.

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EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-bonds/.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index. EMBI tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark. GBI-EM tracks local currency bonds issued by emerging markets governments.
8

EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Emerging Markets Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund seeks to invests in high-quality, structural growth companies at a reasonable price poised to represent the future of emerging markets. The portfolio owns companies across countries, all market capitalizations and sectors not often well captured in widely used indices. With a track record of more than 20 years, the Fund is managed by a seasoned team, each member of which has substantial experience living or working in emerging markets.

Performance Overview

The Fund returned 10.62% (Class A shares, excluding sales charge) over the 12 months ended December 31, 2023 (the “Period”) under review. Performance was driven by the Fund’s philosophical emphasis on growth names and all-cap exposure.

Market Overview

MSCI Emerging Markets Investable Market Index (“IMI”) returned 11.67% during the Period. Emerging markets underperformed their domestic counterparts for the year, with emerging markets value outperforming growth and emerging markets small-caps significantly outperforming large-caps. After a tough 2022, emerging markets were weighed down by China weakness, weak earnings growth and continued geopolitical pressures.

•           Inflation Cooled: 2023 saw a notable cooling off in inflation rates in many emerging markets. This downturn followed an intense period of inflationary pressures, largely fueled by post-pandemic recovery efforts and supply chain disruptions.

•           Emerging Markets Monetary Policy Adjustments: Central banks in emerging markets began to cut interest rates in response to the easing inflation. These cuts were aimed at stimulating economic growth and maintaining financial stability in their respective economies.

•           U.S. Federal Reserve’s Actions: The U.S. Federal Reserve paused its aggressive rate hike cycle, with potential indications of rate cuts on the horizon. This shift in policy stance had significant implications for global capital flows and exchange rates, especially impacting emerging markets.

•           U.S. Dollar Impact: After a period of strong performance, the U.S. dollar experienced a slight decline in 2023. This depreciation provided some relief to emerging markets, many of which are sensitive to dollar strength due to their dollar-denominated debts and trade flows.

Fund Review

On a sector level, financials, industrials and consumer staples contributed positively to performance on a relative basis, whereas healthcare, materials and consumer discretionary detracted. On a country level, Brazil, Georgia and Russia contributed to relative performance, while China, South Korea and the Taiwan Region detracted. Russia’s contribution was primarily driven by the ability to exit out of a handful of positions that had been valued at zero or close to zero through negotiated sales.

Top contributors (on an absolute basis) were:

•           MercadoLibre (5.3% of Fund net assets*) is the leading e-commerce platform in Latin America and is rapidly emerging as a significant player in the fintech sector. This year, MercadoLibre achieved remarkable growth, particularly in Mexico and Brazil, where it continues to expand its market share. Despite the entry of new competitors, MercadoLibre’s performance surpassed expectations. The company’s robust ecosystem, encompassing logistics, product variety and credit services, has created a strong network effect, supporting sustained market share increases throughout the region. We believe that there is a significant opportunity in advertising, which is approaching 2% of Gross Merchandize Value (“GMV”), still lower than major players like Amazon, where advertising accounts for more than 6%. The outlook for 2024 remains positive at this time.

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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

•           JSL S.A. (3.6% of Fund net assets*) is Brazil’s largest logistics platform, five times larger than its closest competitor. The company showcased impressive growth and improved operational efficiencies over the past year. Despite its growth, JSL S.A. only commands 1% of a highly fragmented market. The company has effectively leveraged cross-selling opportunities with existing clients and has significant potential for further growth. With its extensive experience in logistics and effective pricing models, JSL S.A. stands out from its competitors. The company, which has doubled in size since its IPO a few years ago, faces a vast market with ample room for expansion.

•           Bank of Georgia (3.7% of Fund net assets*) is one of the two dominant banks in Georgia, controlling over 33% of the market. This year, the bank’s performance exceeded expectations, building on its strong foundation from 2022, with a return on equity consistently above 25%. The Bank of Georgia has made considerable strides in digitization, leading to increased efficiency and enhanced customer experiences.

Top detractors (on an absolute basis) were:

•           China Education Group Holdings (1.8% of Fund net assets*) operates physical campuses offering tertiary education in China and abroad. The company faced several challenges this year, leading to underperformance. While it showed solid revenue growth through an increase in student numbers and tuition fees, this growth fell slightly short of expectations. Margins were negatively impacted by unexpectedly high teacher salaries and financing costs, the latter exacerbated by rising interest rates on U.S. dollar funding and the depreciation of the Renminbi (“RMB”) against the U.S. dollar. Additionally, the company’s share price was affected by the absence of anticipated mergers and acquisitions news.

•           Wuxi Biologics (0.9% of Fund net assets*), a contract research and manufacturing company in the biologics field, revised its revenue growth expectations downward. This revision was due to reduced biopharmaceutical funding for their clients and delays in regulatory approvals. However, as a larger portion of their funding shifts towards manufacturing, revenue projections are expected to stabilize. The company’s market share remains stable, and the broader trend of outsourcing research in this field continues to hold promise.

•           A-Living Smart City Services Co (sold by the Fund by period end*), affiliated with Agile Real Estate Group, is a property management firm. Despite property management generally being a more stable segment of the real estate sector, it is not immune to industry challenges. The company faced increased competition for existing contracts, a reduction in new contract opportunities, and concerns about the quality of receivables from Agile. Consequently, the Fund completely exited its position in this company in the second quarter.

We believe that companies driven by domestic demand and local consumer trends represent the future of emerging markets and global economic growth. We also believe that investing in emerging markets requires a long-term perspective. We remain grounded by our investment process and our positioning reflects our convictions from a bottom-up basis heading into the new year.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-equity/.

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

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* All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.
11

ENVIRONMENTAL SUSTAINABILITY FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Environmental Sustainability Fund (the “Fund”) seeks long-term capital appreciation by investing in companies operating in environmental sustainability markets. The Fund attempts to identify companies confronting key sustainability imperatives—such as carbon emissions, hazardous waste generation, greenhouse gas emissions and water usage—while also exhibiting sustainable business models over the long run.

Performance Review

The Fund returned -4.70% (for Class A shares, excluding sales charges) for the 12 month period ending December 31, 2023 (the “Period”). By comparison, the MSCI AC World Index1 and the MSCI Global Environment Select Index2 delivered 22.81% and -0.21%, respectively, over the same time Period. Factors having the greatest impact on environmental sustainability markets in 2023 included high interest rates and project delays as companies awaited further clarity around provisions of the U.S. Inflation Reduction Act (“IRA”).

Market Review

It was another challenging year for environmental sustainability markets. Interest rates continued to climb while industry players awaited clarity on key provisions of the IRA—the fine print of which would likely have solidified decisions for a number of projects while also aiding companies in terms of evaluating overall investment returns. Companies’ focus on growth was mostly met with caution by the markets, too, just given the rapid run up in the cost of capital. High-quality names with pristine balance sheets and resilient margins saw pockets of indiscriminate selling pressure throughout the Period.

Despite this backdrop, anticipation remained deafening in 2023. By year end, three terawatts of renewable power projects were waiting in grid connection queues—a figure equivalent to five times the amount of solar and wind capacity added in 2022. Electric vehicle penetration—already 25% in China and 22% in Europe—reached a tipping point in the U.S., with 10 states surpassing the critical 10% penetration rate earlier in the year. Raw material costs, after ballooning in 2021 and 2022, returned back to historical lows.

Fund Review

Collectively, on an absolute basis, companies within the Smart Resource Management and Recycling sectors were the largest contributors to returns, while companies within the Renewable Energy and Advanced Materials sub-sectors were the largest detractors. Top individual contributors included grid infrastructure service provider, Quanta Services (7.5% of Fund net assets*), energy efficiency solutions provider, Atlas Copco (3.8% of Fund net assets*), and semiconductor manufacturer, Infineon Technologies (4.0% of Fund net assets*). Top detractors included battery manufacturer, Freyr Battery (not held at the end of the Period), as well as solar inverter manufacturers SolarEdge Technologies (1.0% of Fund net assets*) and Enphase Energy (0.9% of Fund net assets*).

Positioning changes on the year were highlighted by the addition of solar tracking component manufacturer, Array Technologies (2.0% of Fund net assets*), flavor and ingredient companies, Givuadan (0.8% of Fund net assets*) and Ingredion (0.6% of Fund net assets*), as well as agricultural chemicals company, CF Industries (1.4% of Fund net assets*). The Fund also exited its position in battery manufacturer, Freyr Battery (not held at the end of the Period) and electric vehicle charging station provider, EVgo Inc. (not held at the end of the Period).

12

As of the end of 2023, Renewable Energy and Smart Resource Management were the largest sectors in the Fund, each accounting for around 25% of the portfolio. Advanced Materials accounted for around 20% of the portfolio, agriculture technology around 15% and the balance spread fairly evenly among Recycling, Water and cash.

Shawn Reynolds Portfolio Manager	Veronica Zhang Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

* All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI AC World Daily TR Gross USD Index captures large and mid-cap representation across developed and emerging markets and countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a Gross Return index which reinvests as much as possible of a company’s gross dividend distributions.
[2]	The MSCI Global Environment Select Index is comprised of securities of companies that derive at least 75% of their revenues from environmentally beneficial products and services. The index is based on key environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Control, Energy Efficiency and Sustainable Agriculture. The index is further diversified by capping securities at 5%. The index aims to serve as a benchmark for investors seeking exposure to companies whose primary source of revenues increase the efficient use of scarce natural resources or mitigate the impact of environmental degradation. Constituent selection is based on data from MSCI ESG Research.
13

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck Global Resources Fund (the “Fund”) seeks long-term capital appreciation by investing in a diversified portfolio of global resource equities. The Fund’s more than 26-year track record is supported by a seasoned investment team, including analysts and portfolio managers with former experience as geologists and engineers. The Fund’s portfolio comprises companies with unique competitive advantages associated with the long-term energy transition, coupled with more traditional commodity producers helping fuel today’s global economic growth.

Performance Overview

The Fund returned -3.89% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2023 (the “Period”). Companies within the Oil & Gas sector provided the largest, positive contributions on the year, despite oil price volatility. Gold & Precious Metals companies, aided by resilient gold prices, were also additive. Meanwhile, Renewables & Alternatives companies and green metal miners continued to struggle in a higher interest rate environment and remained the largest detractors for a second year in a row.

Market Review

On the whole, resource equities—as measured by both the energy-heavy S&P North American Natural Resource Sector Index1 and the more balanced S&P Global Natural Resources Index2—underperformed broader global equity and bond markets on the year. From a macroeconomic perspective, drivers of underperformance included easing inflationary pressures, a pullback in commodity prices and shifting investor sentiment amid a more dovish outlook for rates in 2024.

Oil & Gas

Supply constraints helped buoy crude prices for most of 2023. Strong demand, large inventory draws and geopolitical conflict combined to drive oil’s move above $90 per barrel in late-September. However, concerns over slowing global growth began to dominate by the fourth quarter. This, combined with news of record output from the U.S., sank oil prices below $70 per barrel in mid-December.

For oil and gas producers, the year was highlighted by record mergers and acquisition activity within the U.S. exploration and production (E&P) industry. In the fourth quarter, Exxon Mobil (2.6% of Fund net assets*) announced its all-stock purchase of Pioneer Natural Resources (1.1% of Fund net assets*), while Chevron (1.0% of Fund net assets*), used a similarly-structured agreement to purchase Hess (0.5% of Fund net assets*). The deals capped off a record spending spree by the industry in 2023.

Renewables & Alternatives

Solar module prices reached a new low in 2023, with supply still vastly outstripping demand. Declining industry costs, as well as government-fueled subsidies, aided with record levels of installed solar capacity, globally.

Despite longer-term optimism, lingering supply-chain issues, project delays and higher borrowing costs pressured shares of renewable and alternative energy companies for a second consecutive year. Some relief came with planned rate cuts in the U.S. as, in the fourth quarter, many companies in the space turned in their best quarterly performances since 2020.

Base & Industrial Metals

Base and industrial metals trended sideways for most of the Period, with China’s weak real estate sector weighing on prices. Disappointing electric vehicle (EV) sales growth in the United States, as well as ongoing supply-chain bottlenecks in clean energy markets, prompted supply overhang concerns for metals such as lithium, nickel, cobalt and graphite. Copper and iron ore were spared before year-end, though, with reported inventory declines and reported disruptions at major production sites around the world.

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First Quantum Minerals (0.5% of Fund net assets*) was among those most significantly impacted by disruptions to its mine operations in 2023. In November, Panamanian government officials ordered the closure of First Quantum’s Cobre Panama mine, which accounted for approximately 1.5% of global copper supply in 2022.

Gold & Precious Metals

Gold reached a new all-time high in 2023. Reported strength in central bank purchases, rising global geopolitical tensions and forecasted rate cuts in 2024 outweighed otherwise lackluster investment demand for physical gold through most of the second half of 2023.

Gold miners, who largely underperformed the metal on the year, still had a few notable wins. In November, Newmont (1.7% of Fund net assets*) announced its successful bid for Newcrest (not held at Period end). The acquisition added several attractive, non-core assets to Newmont’s mining portfolio while also ensuring the company’s position as the world’s top gold producer.

Agriculture

The agriculture complex struggled to find firm footing in 2023. Stocks of U.S. wheat and corn ended the Period higher, while usage remained fairly flat on slowing exports and lower demand for animal feed. Fertilizer prices stabilized for much of the Period with European supplies of natural gas (a key input for nitrogen fertilizers) appearing less at risk than a year ago.

Modest share price gains for protein producers were the lone standout among agriculture companies. Companies in the space were predominately supported by gains in U.S. poultry prices, driven by record-high cattle prices and a resurgence of avian flu.

Fund Review

Collectively, positions in Oil & Gas and Gold & Precious Metals were the Fund’s largest contributors, while positions in Renewables & Alternatives and Base & Industrial Metals were the largest detractors.

Top individual contributors included offshore oilfield servicer, TechnipFMC (1.5% of Fund net assets*), gold producer, Kinross (1.6% of Fund net assets*) and poultry producer, JBS (2.1% of Fund net assets*).

Top individual detractors included copper producer, First Quantum Minerals (0.5%, of Fund net assets*), solar inverter manufacturer, Enphase Energy (not held at Period end) and diversified metals miner, Anglo American not held at Period end).

Notable additions to the Fund during the Period included integrated oil companies, Exxon Mobil and BP (1.9%, of Fund net assets*). Other notable changes included the Fund’s exit from oilfield servicer, Liberty Energy (not held at period end), oil and gas producer, Devon Energy (not held at Period end) and refining company Repsol (not held at Period end).

At the end of the Period, the Fund’s largest allocations were to Oil & Gas (approximately 43% of the portfolio) and Base & Industrial Metals (approximately 17% of the portfolio). Agriculture, Gold & Precious Metals and Renewable & Alternative Energy positions made up nearly the entirety of the Fund’s remaining exposure at approximately 12.9%, 11.8% and 8.5% each of the portfolio, respectively.

15

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

We very much appreciate your continued investment in the VanEck Global Resources Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

*All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

2S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

16

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The International Investors Gold Fund (the “Fund”) seeks long-term capital appreciation by investing across a broad range of global gold mining companies. The Fund has a nearly 56-year track record of investing in the space, with a seasoned investment team comprising former geologists and engineers. Today, the Fund’s high-conviction portfolio includes a mix of junior developers and junior producers all the way up to more established mid-tier and senior gold miners.

Performance Overview

The Fund gained 9.68% (Class A shares, excluding sales charge) during the twelve months ended December 31, 2023 (the “Period”).

Market Review

The spot gold price set new highs in 2023. Gold recorded a new intraday, all-time high of $2,135 an ounce in early December. The price spike occurred during overseas trading hours. Gold also managed to establish a new at-the-close all-time high of $2,077 on December 27 and ended 2023 at $2,063 per ounce, up 13.1% for the year. The main drivers were:

1)          Heightened global financial risk: gold closed at a yearly low of $1,811 at the end of February, bouncing back and trending above $2,000 as markets tried to digest the news and assess the ripple effects of the rapid collapse of Silicon Valley Bank and Signature Bank over the course of a weekend in March. Gold found further support as the risks spread to Europe, with major bank Credit Suisse ultimately needing to be rescued.

2)          Record central bank net gold purchases: investment demand, as gauged by the holdings of gold bullion ETFs, persistently declined in the second half of the Period. However, this was offset by strong buying from the official sector, with gold purchases from central banks around the world potentially set to beat the record levels reported for 2022. This kept gold well supported above the $1,900 level throughout most of the year, leading to the highest annual average gold price on record of $1,943 per ounce in 2023.

3)          Heightened geopolitical risk globally: most notably as a result of the ongoing war in Ukraine and the tragic developments in the Middle East in early October. Gold closed at $1,820 per ounce on October 5. Gold demonstrated once again its historically proven role as a safe haven, climbing above $2,000 once again, after Hamas’ attacks on Israel.

4)          U.S. Federal Reserve policy: changing expectations around the Fed’s monetary policy path were a major driver of gold prices in 2023. The Fed’s projections for rate cuts in 2024, released at the conclusion of its December 13 FOMC (Federal Open Markets Committee) meeting, sent gold prices to record levels at year end.

Gold equities ended the year strongly, outperforming gold bullion in the last two months of the Period, but were not able to fully close the valuation gap against the metal.

Fund Review

The Fund slightly underperformed its benchmark, the NYSE Arca Gold Miners Index1 (GDMNTR), which posted a gain of 10.60% during the Period. The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a gain of 8.59%.

With gold prices trending to records levels throughout most of 2023, the Fund maintained very low cash positions and nil gold bullion holdings to maximize exposure to the gold equities (94.5% of Fund net assets*), which typically outperform in a rising gold price environment. At the end of December 2023, cash holdings represented 0.8% of net assets* (compared to 3.1% at the end of December 2022) and holdings in gold bullion or gold bullion exchange traded products accounted for nil of net assets (unchanged from the end of December 2022). The balance, 5.0% of the Fund, was invested in silver and other metals and mining equities.

17

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

The Fund had significant exposure (21.4% of Fund net assets* at year-end) in smaller-cap companies. As a group, these junior developers and producers underperformed and this was the largest detractor from the Fund’s performance during the period, both in absolute terms and relative to the benchmark. Junior developer Liberty Gold (1.0% of Fund net assets*) and junior producers Orezone Gold (0.7% of Fund net assets*) and West African Resources (1.2% of Fund net assets*) were significant detractors from the Fund’s performance relative to the benchmark. Among the larger caps, the Fund’s underweight position in Gold Fields (2.4% of Fund net assets*) also pushed down returns relative to the benchmark during the Period. Contributing most significantly to positive performance relative to the benchmark were the Fund’s overweight position in Bellevue Gold (4.1% of Fund net assets*) and underweight position in Newmont (3.6% of Fund net assets*).

Among the Fund’s top holdings, senior producer Kinross Gold (6.6% of Fund net assets*) outperformed, gaining 51.84% during the Period. In 2023, Kinross was able to recover from the selloff of its shares in 2022 due to its exposure to Russia. Following an exit from Russia, the markets seem to finally have rerated this company more in line with its peers. We expect the company’s strong fundamentals and recent record of meeting or beating expectations to lead to continued strong stock price performance in 2024.

Mid-tier producer Alamos Gold (6.0% of Fund net assets*) significantly outperformed (up 34.33%) in 2023, following strong outperformance also in 2022. The company has three established, good-quality assets in North America (Canada and Mexico) which are able to deliver organic growth, most notably through the Island Gold mine expansion and exploration success at the Mulatos mine. We expect the market to continue to reward Alamos’ stock for its high quality (low risk, low cost) growth.

Our top junior position, Bellevue Gold (4.1% of Fund net assets*) was again a very strong outperformer in 2023 (up 48.58%). The market rewarded the company for an on time and on budget start of production at its Bellevue gold mine in Western Australia. So far, the ramp up has been relatively smooth, and the mine achieved first gold pour in October 2023. The company has now graduated from a developer to a producer. Assuming the ramp up to full production continues to progress well, this should lead to improved valuation multiples for the company. Among the juniors, although smaller holdings, Emerald Resources (2.3% of Fund net assets*) and Resolute mining (1.3% of Fund net assets*) deserve a mention after posting spectacular returns of 154.60% and 123.02% respectively during the Period.

Franco-Nevada (3.4% of Fund net assets*) underperformed (down 17.96%) this year, primarily due to its exposure to First Quantum’s Cobre Panama mine, which has now been shut down by Panama’s government. The gold and silver streams Franco-Nevada owns from the production of the Cobre Panama copper mine represented an estimated approx. 20% of the company’s valuation. Recognizing the risks earlier in the year, the Fund significantly reduced its exposure to Franco-Nevada, which at the end of 2002 was the Fund’s second largest holding representing 8.7% of Fund net assets*.

Among the junior companies, Orezone Gold (0.7% of Fund net assets*) and West African Resources (1.2% of Fund net assets*) underperformed (down 31.43% and 19.39% respectively). Although fundamentally, both companies are strong, well run and with attractive growth profiles, the elevated geopolitical risk in West Africa has taken a severe toll on their stock prices. In the third quarter of 2023, the Fund reduced its holdings in those companies with significant exposure to the West African region in order to address these risks.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/ subscribe to register.

18

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Imaru Casanova
Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

*All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
19

MORNINGSTAR WIDE MOAT FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck Morningstar Wide Moat Fund (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR) (the “Index”)1. The Index contains at least 40 attractively priced U.S. companies with sustainable competitive advantages, or “moats” with Morningstar equity analysts using a rigorous proprietary process to determine if a company has an economic moat, which may allow them to earn above average returns on capital over a long period of time. Companies included in the index are also determined to be trading at attractive prices relative to Morningstar’s estimate of fair value.

Performance Overview

The Fund returned 31.76% (Class Z shares) for the 12 month period ended December 31, 2023 (the “Period”). The Fund outperformed the broad U.S. stock market as represented by the S&P 500® Index2 which posted a 26.29% return. For the Period, the Index returned 32.41% and outperformed the S&P 500® Index by 6.12%.

One headwind during the Period was being underweight the “Magnificent 7.”3 This underweight (approximately 17%) to the S&P 500 Index led to a cost of over 3% in relative performance. Another headwind was the Index’s equal weighting methodology. To illustrate this point, consider the Morningstar® Wide Moat IndexSM. It represents a market-capitalization weighted basket of all U.S. wide moat-rated stocks. It comfortably outperformed, by 12.7%, its equal-weighted counterpart, further illustrating the dominance of mega-cap stocks in 2023. However, despite the Index employing an equal-weighting methodology and featuring a persistent underweight to the market-leading Magnificent 7, its high-conviction “focus” on quality and attractive valuations still allowed it to post an excess return of 6.12% relative to the S&P 500 Index.

Fund Review

Information technology was by far the top contributing sector to the Fund’s return, followed by the communication services and financial sectors. Utilities and consumer staples were the only sectors that detracted from the Fund’s return and then only minimally.

The top three individual stock performance contributors were: Meta Platforms Inc. (sold during the Period), Salesforce.com Inc. (2.6% of Fund net assets*) and Amazon.com Inc. (1.3% of Fund net assets*). Meta Platforms Inc. (“Meta”), the leading detractor from Fund performance in 2022, reported strong results in 2023. It exceeded analysts’ expectations in several quarters following a difficult 2022. Meta’s transition to and significant investment in the metaverse was punished by the market in 2022, but its resilience and impressive results reversed its fortunes in 2023. The Fund fully exited its position in Meta in September 2023.

The bottom three performance contributors were: Etsy Inc. (2.7% of Fund net assets*), Pfizer Inc. (2.1% of Fund net assets*) and International Flavors and Fragrances Inc. (2.6% of Fund net assets*). The Fund’s top detractor from performance, Etsy Inc. (“Etsy”), is the operator of a leading e-commerce marketplace serving niche buyers and sellers. The company struggled throughout 2023, in large part due to lofty global inflation, a return to brick-and-mortar shopping post-global pandemic and a shift in consumer spending away from good to services. However, the Morningstar Equity Research Team continues to express its conviction with regard to Etsy’s long-term competitive advantage, or wide moat rating.

Please access investment and market insights from VanEck’s investment professionals by blogs. To learn more about Moat Investing4 and to read our Moat Investing insights5, visit our website and subscribe6 to our Moat Investing updates.

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We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao Portfolio Manager	Gregory F. Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

*All Fund assets referenced are Total Net Assets as of December 31, 2023.

[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).
[2]	S&P 500® Index: consists of 500 widely held common stocks covering the leading industries of the U.S. economy (reflects no deduction for fees, expenses or taxes).
[3]	Moat Investing: https://www.vaneck.com/us/en/education/investment-ideas/moat-investing-powered-by-morningstar/
[4]	Moat Investing insights: https://www.vaneck.com/us/en/insights/moat-investing/
[5]	Subscribe: https://www.vaneck.com/us/en/subscribe/
21

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*	Class Y*	CMCITR
One Year	(2.87)%	(8.45)%	(2.63)%	(2.77)%	(1.41)%
Five Year	10.28%	8.99%	10.59%	10.56%	11.90%
Ten Year	0.60%	0.01%	0.89%	0.84%	2.04%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across commodity components from various sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

22

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	10.91%	4.53%	10.97%
Five Year	4.14%	2.92%	4.46%
Ten Year	1.80%	1.20%	2.10%

Average Annual Total Return	Class Y*	50% EMBI 50% GBI-EM	GBI-EM	EMBI
One Year	11.03%	11.95%	12.70%	11.09%
Five Year	4.39%	1.46%	1.14%	1.67%
Ten Year	2.03%	1.71%	0.09%	3.22%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, a broad-based market index.

Performance of Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

The 50/50 benchmark Index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for fees, expenses or taxes).

EMBI tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark (reflects no deduction for fees, expenses or taxes).

GBI-EM tracks local currency bonds issued by Emerging Markets governments (reflects no deduction for fees, expenses or taxes).

23

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	10.62%	4.26%	9.55%	8.55%
Five Year	1.85%	0.65%	1.00%	1.00%
Ten Year	0.80%	0.21%	(0.02)%	(0.02)%

Average Annual Total Return	Class I*	Class Y*	Class Z*	MSCI EM IMI
One Year	11.26%	11.17%	11.34%	11.67%
Five Year	2.36%	2.28%	n/a	4.46%
Ten Year	1.32%	1.21%	n/a	3.00%
Life^	n/a	n/a	(1.67)%	3.36%

*	Class is not subject to a sales charge

^	Class Z since September 16, 2019.

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class C, Class I, Class Y and Class Z shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across 24 emerging markets countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country.

24

ENVIRONMENTAL SUSTAINABILITY FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*	Class Y*	MSCI ACWI
One Year	(4.70)%	(10.18)%	(4.41)%	(4.50)%	22.81%
Life^	(13.53)%	(15.58)%	(13.28)%	(13.36)%	2.21%

*	Class is not subject to a sales charge

^	Inception date for the Fund was July 13, 2021 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on 29 for more information.

MSCI AC World Daily TR Gross USD Index (MSCI ACWI) captures large and mid-cap representation across developed and emerging markets and countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a Gross Return index which reinvests as much as possible of a company’s gross dividend distributions.

25

GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(3.89)%	(9.42)%	(4.67)%	(5.60)%
Five Year	10.23%	8.93%	9.33%	9.33%
Ten Year	(1.38)%	(1.97)%	(2.17)%	(2.17)%

Average Annual Total Return	Class I*	Class Y*	SPGNRUT	SPGINRTR	MSCI ACWI
One Year	(3.47)%	(3.63)%	4.08%	3.66%	22.81%
Five Year	10.70%	10.50%	11.15%	13.13%	12.27%
Ten Year	(0.98)%	(1.14)%	5.15%	2.85%	8.48%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

The S&P® Global Natural Resources Index (SPGNRUT) provides exposure to natural resources across three primary commodity-related sectors: agribusiness, energy, and metals and mining (reflects no deduction for expenses or taxes). Effective May 1, 2023, the SPGNRUT replaced the S&P® North American Natural Resources Sector (SPGINRTR) Index as the Fund’s primary benchmark. The Fund changed its benchmark as it believes the SPGNRUT is more representative of the global resources sector.

SPGINRTR includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes). MSCI AC World Daily TR Gross USD Index (MSCI ACWI) represents large and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

26

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	9.68%	3.37%	8.90%	7.90%
Five Year	9.60%	8.31%	8.80%	8.80%
Ten Year	4.99%	4.37%	4.20%	4.20%

Average Annual Total Return	Class I*	Class Y*	GDMNTR	MSCI ACWI
One Year	10.26%	10.13%	10.60%	22.81%
Five Year	10.05%	9.95%	9.80%	12.27%
Ten Year	5.44%	5.32%	5.25%	8.48%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI AC World Daily TR Gross USD Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

27

MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class I*	Class Z*	MWMFTR	SPTR
One Year	31.66%	31.76%	32.41%	26.29%
Five Year	16.77%	16.90%	17.53%	15.69%
Life^	14.30%	14.42%	15.03%	12.39%

*	Class is not subject to a sales charge

^	Inception date for the Fund was November 6, 2017 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception: Class Z)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I shares will vary from that of the Class Z shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 29 for more information.

Morningstar® Wide Moat Focus Index (MWMFTR) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).

S&P 500® Index (SPTR) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

28

VANECK FUNDS

ABOUT FUND PERFORMANCE

(unaudited)

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund may reflect temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The CM Commodity Index Fund index is published by Bloomberg Finance L.P (Bloomberg). The Emerging Markets Fund and Environmental Sustainability Fund indexes are published by MSCI Inc. (MSCI). The Global Resources Fund index is published by S&P®. The International Investors Gold Fund index is published by ICE Data Indices, LLC (ICE Data). The Emerging Markets Bond Fund index is published by J.P. Morgan. The Morningstar Wide Moat Fund index is published by Morningstar.

Bloomberg, MSCI, S&P, ICE Data, J.P. Morgan, and Morningstar are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

29

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
CM Commodity Index Fund
Class A
Actual	$1,000.00	$1,022.30	0.95%	$4.84
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class I
Actual	$1,000.00	$1,022.80	0.65%	$3.31
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Class Y
Actual	$1,000.00	$1,021.60	0.70%	$3.57
Hypothetical (b)	$1,000.00	$1,021.68	0.70%	$3.57
Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$1,045.10	1.21%	$6.24
Hypothetical (b)	$1,000.00	$1,019.11	1.21%	$6.16
Class I
Actual	$1,000.00	$1,046.80	0.86%	$4.44
Hypothetical (b)	$1,000.00	$1,020.87	0.86%	$4.38
Class Y
Actual	$1,000.00	$1,046.20	0.96%	$4.95
Hypothetical (b)	$1,000.00	$1,020.37	0.96%	$4.89
Emerging Markets Fund
Class A
Actual	$1,000.00	$1,061.20	1.55%	$8.05
Hypothetical (b)	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$1,056.40	2.51%	$13.01
Hypothetical (b)	$1,000.00	$1,012.55	2.51%	$12.73
Class I
Actual	$1,000.00	$1,063.80	1.01%	$5.25
Hypothetical (b)	$1,000.00	$1,020.11	1.01%	$5.14
Class Y
Actual	$1,000.00	$1,064.10	1.11%	$5.77
Hypothetical (b)	$1,000.00	$1,019.61	1.11%	$5.65
Class Z
Actual	$1,000.00	$1,064.80	0.91%	$4.74
Hypothetical (b)	$1,000.00	$1,020.62	0.91%	$4.63
Environmental Sustainability Fund
Class A
Actual	$1,000.00	$894.20	1.25%	$5.97
Hypothetical (b)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$895.60	0.95%	$4.54
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class Y
Actual	$1,000.00	$895.20	1.05%	$5.02
Hypothetical (b)	$1,000.00	$1,019.91	1.05%	$5.35
31

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Global Resources Fund
Class A
Actual	$1,000.00	$1,017.10	1.38%	$7.02
Hypothetical (b)	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$1,013.00	2.20%	$11.16
Hypothetical (b)	$1,000.00	$1,014.12	2.20%	$11.17
Class I
Actual	$1,000.00	$1,019.20	0.95%	$4.84
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class Y
Actual	$1,000.00	$1,018.40	1.13%	$5.75
Hypothetical (b)	$1,000.00	$1,019.51	1.13%	$5.75
International Investors Gold Fund
Class A
Actual	$1,000.00	$1,045.00	1.43%	$7.37
Hypothetical (b)	$1,000.00	$1,018.00	1.43%	$7.27
Class C
Actual	$1,000.00	$1,040.60	2.20%	$11.32
Hypothetical (b)	$1,000.00	$1,014.12	2.20%	$11.17
Class I
Actual	$1,000.00	$1,047.20	1.00%	$5.16
Hypothetical (b)	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$1,046.60	1.10%	$5.67
Hypothetical (b)	$1,000.00	$1,019.66	1.10%	$5.60
VanEck Morningstar Wide Moat Fund
Class I
Actual	$1,000.00	$1,072.60	0.59%	$3.08
Hypothetical (b)	$1,000.00	$1,022.23	0.59%	$3.01
Class Z
Actual	$1,000.00	$1,073.10	0.49%	$2.56
Hypothetical (b)	$1,000.00	$1,022.74	0.49%	$2.50

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
32

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023

	Par (000’s	)	Value
Short-Term Investments: 102.9%
United States Treasury Obligations: 97.5%
United States Treasury Bills
5.30%, 05/09/24 (a)	$50,000		$49,087,437
5.30%, 03/21/24	6,000		5,931,708
5.30%, 04/02/24	30,000		29,605,382
5.31%, 03/12/24 (a)	25,000		24,747,562
5.32%, 05/02/24 (a)	55,000		54,047,550
5.32%, 02/06/24	55,000		54,706,143
5.33%, 01/11/24 (a)	35,000		34,948,910
5.33%, 03/07/24	30,000		29,718,265
5.38%, 02/20/24 (a)	54,000		53,602,125
5.39%, 03/28/24 (a)	50,000		49,379,874
5.41%, 01/23/24	22,500		22,426,644
5.41%, 02/13/24 (a)	40,000		39,744,867
5.42%, 01/04/24 (a) †	35,000		34,984,667
			482,931,134
	Number of Shares	Value
Money Market Fund: 5.4%
Invesco Treasury Portfolio - Institutional Class	26,791,087	$26,791,087
Total Investments Before Collateral for Securities Loaned: 102.9% (Cost: $509,628,410)		509,722,221

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.0%
Money Market Fund: 3.0% (Cost: $14,688,716)
State Street Navigator Securities Lending Government Money Market Portfolio	14,688,716	14,688,716
Total Short-Term Investments: 105.9% (Cost: $524,317,126)		524,410,937
Liabilities in excess of other assets: (5.9)%		(29,244,330)
NET ASSETS: 100.0%		$495,166,607

Total Return Swap Contracts

Long Exposure

Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Appreciation/ (Depreciation)	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Index Total Return	$515,087,000	5.80%	Monthly	01/03/24	$(16,972,840)	3.4%

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $99,089,072.
†	Security fully or partially on loan. Total market value of securities on loan is $14,392,775.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: Secured Overnight Financing Rate + 0.40%.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government	94.7%	$482,931,134
Money Market Fund	5.3	26,791,087
	100.0%	$509,722,221

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$482,931,134	$—	$482,931,134
Money Market Funds	41,479,803	—	—	41,479,803
Total Investments	$41,479,803	$482,931,134	$—	$524,410,937
Other Financial Instruments:
Total Return Swap Contracts	$—	$(16,972,840)	$—	$(16,972,840)

See Notes to Financial Statements

33

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

		Par (000’s	)	Value
CORPORATE BONDS: 24.1%
Brazil: 0.8%
CSN Inova Ventures Reg S 6.75%, 01/28/28	USD	737		$720,378
British Virgin Islands: 0.3%
Sino-Ocean Land Treasure Finance I Ltd. Reg S 6.00%, 07/30/24 (d) *	USD	3,005		282,109
Cayman Islands: 1.9%
CK Hutchison Europe Finance 21 Ltd. Reg S 1.00%, 11/02/33	EUR	901		765,438
EDO Sukuk Ltd. 144A 5.88%, 09/21/33	USD	217		224,036
Siam Commercial Bank PCL Reg S 4.40%, 02/11/29	USD	613		597,549
				1,587,023
China: 1.0%
Country Garden Holdings Co. Ltd. Reg S
5.12%, 01/17/25 (d) *	USD	1,298		101,504
6.50%, 04/08/24 (d) *	USD	1,386		122,661
Longfor Group Holdings Ltd. Reg S
3.85%, 01/13/32	USD	200		81,563
3.95%, 09/16/29	USD	446		205,609
4.50%, 01/16/28	USD	708		367,350
				878,687
Colombia: 1.3%
Ecopetrol SA 8.88%, 01/13/33	USD	984		1,070,429
Hong Kong: 2.6%
Fortune Star BVI Ltd. Reg S
5.00%, 05/18/26	USD	333		244,272
5.05%, 01/27/27	USD	456		302,184
Huarong Finance 2017 Co. Ltd. Reg S 4.75%, 04/27/27	USD	289		269,044
Huarong Finance II Co. Ltd. Reg S 4.88%, 11/22/26	USD	259		246,053
Vanke Real Estate Hong Kong Co. Ltd. Reg S
3.50%, 11/12/29	USD	782		461,242
3.98%, 11/09/27	USD	354		238,437
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	USD	756		440,311
				2,201,543
India: 1.5%
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	USD	477		374,702
		Par (000’s	)	Value
India (continued)
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash Reg S 4.62%, 10/15/39	USD	499		$391,922
JSW Hydro Energy Ltd. Reg S 4.12%, 05/18/31	USD	568		495,803
				1,262,427
Indonesia: 0.7%
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak Reg S 4.85%, 10/14/38	USD	325		298,053
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	264		264,452
				562,505
Luxembourg: 0.4%
Minerva Luxembourg SA Reg S 4.38%, 03/18/31	USD	408		336,761
Malaysia: 1.1%
Petronas Capital Ltd. Reg S 4.50%, 03/18/45	USD	1,050		967,613
Mauritius: 0.2%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	68		59,684
India Clean Energy Holdings Reg S 4.50%, 04/18/27	USD	91		79,872
				139,556
Mexico: 4.5%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	380		1,068
Petroleos Mexicanos
6.49%, 01/23/27	USD	2,014		1,891,612
6.84%, 01/23/30	USD	2,250		1,953,761
				3,846,441
Nigeria: 0.7%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	629		579,938
Qatar: 1.2%
Nakilat, Inc. Reg S 6.07%, 12/31/33	USD	485		501,013
QatarEnergy 144A 3.30%, 07/12/51	USD	745		545,810
				1,046,823
Singapore: 0.8%
Continuum Energy Aura Pte Ltd. 144A 9.50%, 02/24/27	USD	162		165,216
SingTel Group Treasury Pte Ltd. Reg S
1.88%, 06/10/30	USD	277		235,313
2.38%, 08/28/29	USD	290		259,728
				660,257

See Notes to Financial Statements

34

		Par (000’s	)	Value
South Korea: 0.7%
Export-Import Bank of Korea 5.12%, 01/11/33	USD	561		$583,532
Thailand: 0.7%
GC Treasury Center Co. Ltd. Reg S
4.40%, 03/30/32	USD	362		330,863
5.20%, 03/30/52	USD	270		233,570
				564,433
United Arab Emirates: 0.7%
Abu Dhabi National Energy Co. PJSC 144A 4.70%, 04/24/33	USD	627		636,389
United Kingdom: 1.6%
Endeavour Mining Plc Reg S 5.00%, 10/14/26	USD	725		671,988
WE Soda Investments Holding Plc 144A 9.50%, 10/06/28 †	USD	705		729,534
				1,401,522
United States: 1.4%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	664		558,635
Kosmos Energy Ltd. Reg S 7.12%, 04/04/26	USD	168		160,324
Stillwater Mining Co. Reg S 4.50%, 11/16/29	USD	590		468,557
				1,187,516
Total Corporate Bonds (Cost: $20,781,831)				20,515,882

GOVERNMENT OBLIGATIONS: 69.6%
Bahrain: 0.8%
Bahrain Government International Bond 144A 7.75%, 04/18/35	USD	645		674,798
Brazil: 4.4%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	5,362		1,104,875
10.00%, 01/01/29	BRL	2,810		577,331
10.00%, 01/01/31	BRL	9,939		2,022,084
				3,704,290
Chile: 4.0%
Bonos de la Tesoreria de la Republica de Chile 144A Reg S 5.00%, 10/01/28	CLP	685,000		763,963
Bonos de la Tesoreria de la Republica en pesos 144A Reg S 5.30%, 11/01/37	CLP	760,000		868,967
Chile Government International Bond 3.25%, 09/21/71	USD	2,691		1,813,416
				3,446,346
		Par (000’s	)	Value
China: 1.2%
Asian Infrastructure Investment Bank Reg S
2.75%, 03/12/24	PHP	6,200		$111,284
4.25%, 01/27/27	PHP	50,500		888,331
				999,615
Colombia: 3.4%
Colombian TES
9.25%, 05/28/42	COP	6,380,000		1,494,890
13.25%, 02/09/33	COP	4,538,000		1,390,821
				2,885,711
Costa Rica: 0.4%
Costa Rica Government International Bond Reg S
6.12%, 02/19/31	USD	160		164,362
7.00%, 04/04/44	USD	207		216,936
				381,298
Czech Republic: 2.6%
Czech Republic Government Bond
2.00%, 10/13/33	CZK	40,090		1,543,412
6.00%, 02/26/26	CZK	1,600		74,821
Czech Republic Government Bond Reg S 2.40%, 09/17/25	CZK	14,370		621,509
				2,239,742
Democratic Republic of the Congo: 2.0%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	2,108		1,726,167
Dominican Republic: 1.9%
Dominican Republic International Bond Reg S 9.75%, 06/05/26	DOP	92,491		1,594,264
Egypt: 1.4%
Egypt Government International Bond 144A
3.88%, 02/16/26	USD	763		625,641
5.25%, 10/06/25	USD	634		578,157
				1,203,798
Gabon: 0.1%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	66		63,116
Ghana: 0.6%
Ghana Government International Bond Reg S 8.75%, 03/11/61 (d) *	USD	1,143		496,382
Hungary: 2.4%
Hungary Government Bond
7.00%, 10/24/35	HUF	347,000		1,057,564
9.50%, 10/21/26	HUF	326,370		1,020,058
				2,077,622
Indonesia: 4.1%
Indonesia Treasury Bond
6.38%, 04/15/32	IDR	22,704,000		1,459,694
7.00%, 09/15/30	IDR	3,501,000		232,430

See Notes to Financial Statements

35

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Indonesia (continued)
7.12%, 06/15/43	IDR	26,440,000		$1,783,614
				3,475,738
Ivory Coast: 0.6%
Ivory Coast Government International Bond Reg S
5.75%, 12/31/32 (s)	USD	86		81,110
6.12%, 06/15/33	USD	462		426,269
				507,379
Jamaica: 0.3%
Jamaica Government International Bond 7.62%, 07/09/25	USD	245		250,355
Kuwait: 0.4%
Kuwait International Government Bond 144A 3.50%, 03/20/27	USD	185		180,948
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	212		207,357
				388,305
Malaysia: 4.5%
Malaysia Government Bond
4.46%, 03/31/53	MYR	11,464		2,580,718
4.89%, 06/08/38	MYR	5,091		1,216,881
				3,797,599
Mexico: 2.9%
Mexican Bonos 7.50%, 05/26/33	MXN	46,510		2,482,688
Mongolia: 1.4%
Mongolia Government International Bond 144A 7.88%, 06/05/29	USD	474		485,372
Mongolia Government International Bond Reg S 4.45%, 07/07/31	USD	862		724,402
				1,209,774
Morocco: 0.6%
Morocco Government International Bond Reg S 2.00%, 09/30/30	EUR	500		477,671
Mozambique: 1.8%
Mozambique International Bond Reg S 9.00%, 09/15/31 (s)	USD	1,775		1,516,365
Nigeria: 1.5%
Nigeria Government International Bond 144A
6.50%, 11/28/27	USD	714		654,532
7.14%, 02/23/30	USD	690		623,456
				1,277,988
Oman: 0.9%
Oman Government International Bond 144A 6.75%, 01/17/48	USD	760		797,126
		Par (000’s	)	Value
Paraguay: 0.6%
Paraguay Government International Bond Reg S 5.40%, 03/30/50	USD	593		$528,808
Peru: 3.9%
Peru Government Bond
5.35%, 08/12/40	PEN	4,738		1,098,099
5.40%, 08/12/34	PEN	8,938		2,185,266
				3,283,365
Philippines: 1.1%
Philippine Government International Bond 6.25%, 01/14/36	PHP	56,539		960,340
Poland: 1.7%
Republic of Poland Government International Bond 5.50%, 04/04/53	USD	1,388		1,450,871
Qatar: 1.6%
Qatar Government International Bond 144A 5.10%, 04/23/48	USD	1,338		1,357,572
Saudi Arabia: 1.6%
Saudi Government International Bond Reg S 4.62%, 10/04/47	USD	1,490		1,340,853
South Africa: 3.9%
Republic of South Africa Government Bond
8.50%, 01/31/37	ZAR	33,259		1,424,633
8.88%, 02/28/35	ZAR	11,800		545,409
Republic of South Africa Government International Bond 7.30%, 04/20/52	USD	1,379		1,309,920
				3,279,962
South Korea: 1.0%
Korea Treasury Bond 3.25%, 03/10/28	KRW	1,115,000		868,247
Sri Lanka: 1.5%
Sri Lanka Treasury Bills
0.00%, 03/01/24 ^	LKR	96,000		290,180
0.00%, 03/08/24 ^	LKR	125,000		376,791
0.01%, 02/09/24	LKR	192,000		585,089
				1,252,060
Suriname: 1.2%
Suriname Government International Bond 144A
0.00%, 12/31/50 ^	USD	107		50,290
7.95%, 07/15/33	USD	1,086		943,517
				993,807
Turkey: 2.5%
Istanbul Metropolitan Municipality 144A 10.50%, 12/06/28	USD	266		282,958
Turkiye Government Bond 1.50%, 06/18/25	TRY	20,163		719,115

See Notes to Financial Statements

36

		Par (000’s	)	Value
Turkey (continued)
Turkiye Government International Bond 9.88%, 01/15/28	USD	995		$1,106,557
				2,108,630
United Arab Emirates: 0.6%
Abu Dhabi Government International Bond 144A 3.88%, 04/16/50	USD	436		366,541
Abu Dhabi Government International Bond Reg S 4.12%, 10/11/47	USD	200		175,203
				541,744
Uruguay: 2.2%
Uruguay Government International Bond 9.75%, 07/20/33	UYU	8,500		220,258
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	41,248		1,019,443
Uruguay Monetary Regulation Bill 0.00%, 05/31/24 ^	UYU	24,131		594,881
				1,834,582
Uzbekistan: 0.2%
Republic of Uzbekistan International Bond Reg S 3.90%, 10/19/31	USD	189		159,220
Zambia: 1.8%
Zambia Government Bond
		Par (000’s	)	Value
Zambia (continued)
13.00%, 12/17/28	ZMW	8,500		$237,648
13.00%, 01/25/31	ZMW	43,644		1,096,278
13.00%, 12/27/31	ZMW	890		21,396
13.00%, 03/23/32	ZMW	7,500		175,337
				1,530,659
Total Government Obligations (Cost: $55,835,361)				59,164,857

		Number of Shares
MONEY MARKET FUND: 3.3% (Cost: $2,791,071)
Invesco Treasury Portfolio - Institutional Class		2,791,071		2,791,071

Total Investments Before Collateral for Securities Loaned: 97.0% (Cost: $79,408,263)				82,471,810

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1%
Money Market Fund: 0.1% (Cost: $103,084)
State Street Navigator Securities Lending Government Money Market Portfolio		103,084		103,084

Total Investments: 97.1% (Cost: $79,511,347)				82,574,894
Other assets less liabilities: 2.9%				2,443,890
NET ASSETS: 100.0%				$85,018,784

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	Korean Won
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Footnotes:

*	Non-income producing

See Notes to Financial Statements

37

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

(d)	Security in default
†	Security fully or partially on loan. Total market value of securities on loan is $97,271.
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $12,632,263, or 14.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government	71.7%	$59,164,857
Energy	9.3	7,670,499
Financials	4.8	3,999,915
Utilities	3.7	3,026,675
Basic Materials	3.3	2,686,333
Real Estate	2.5	2,076,621
Technology	0.6	495,042
Consumer Non-Cyclicals	0.4	336,761
Industrials	0.3	224,036
Money Market Fund	3.4	2,791,071
	100.0%	$82,471,810

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds *	$—	$20,515,882	$—	$20,515,882
Government Obligations *	—	59,164,857	—	59,164,857
Money Market Funds	2,894,155	—	—	2,894,155
Total Investments	$2,894,155	$79,680,739	$—	$82,574,894

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

38

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 95.9%
Argentina: 5.3%
MercadoLibre, Inc. (USD) *	26,350	$41,410,079
Brazil: 10.6%
Arcos Dorados Holdings, Inc. (USD)	520,000	6,598,800
Clear Sale SA *	2,342,200	1,807,055
Fleury SA *	2,266,215	8,414,791
JSL SA	10,947,600	28,079,285
Movida Participacoes SA	3,952,800	9,663,720
NU Holdings Ltd. (USD) *	620,000	5,164,600
Rede D’Or Sao Luiz SA 144A *	303,900	1,800,494
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	10,372,800	21,484,888
		83,013,633
China: 21.8%
Baidu, Inc. (ADR) *	38,000	4,525,420
BYD Co. Ltd. (HKD)	80,000	2,206,771
China Education Group Holdings Ltd. (HKD)	22,588,000	14,174,593
Fu Shou Yuan International Group Ltd. (HKD)	5,882,000	3,992,241
Full Truck Alliance Co. Ltd. (ADR) * †	1,135,000	7,956,350
Galaxy Entertainment Group Ltd. (HKD)	500,000	2,800,431
JD.com, Inc. (HKD)	365,938	5,285,271
KE Holdings, Inc. (ADR)	837,900	13,582,359
Meituan (HKD) 144A *	340,650	3,576,408
MINISO Group Holding Ltd. (ADR)	451,000	9,200,400
NetEase, Inc. (HKD)	408,900	7,377,202
Ping An Bank Co. Ltd.	7,451,969	9,821,114
Prosus NV (EUR)	1,075,735	32,018,495
Shanghai Baosight Software Co. Ltd.	952,673	6,523,100
Shenzhen Inovance Technology Co. Ltd.	623,364	5,526,406
Shenzhou International Group Holdings Ltd. (HKD)	462,800	4,747,800
Sungrow Power Supply Co. Ltd.	492,246	6,049,122
SUPCON Technology Co. Ltd.	366,995	2,334,674
Tencent Holdings Ltd. (HKD)	196,500	7,418,828
Wuxi Biologics Cayman, Inc. (HKD) 144A *	1,831,000	6,925,306
Yifeng Pharmacy Chain Co. Ltd.	993,053	5,581,060
Yum China Holdings, Inc. (HKD)	124,800	5,313,667
Zai Lab Ltd. (HKD) *	1,515,700	4,102,834
		171,039,852
Egypt: 2.0%
Cleopatra Hospital *	27,083,115	4,054,691
Commercial International Bank - Egypt	4,857,913	11,459,707
		15,514,398
	Number of Shares	Value
Georgia: 4.4%
Bank of Georgia Group Plc (GBP)	574,246	$29,095,519
Georgia Capital Plc (GBP) *	414,897	5,404,832
		34,500,351
Germany: 0.9%
Delivery Hero SE 144A *	262,800	7,233,027
Greece: 0.7%
Eurobank Ergasias Services and Holdings SA *	3,200,000	5,685,523
Hungary: 1.9%
OTP Bank Nyrt	326,400	14,868,282
India: 17.1%
Cholamandalam Investment and Finance Co. Ltd.	618,200	9,352,024
Delhivery Ltd. *	1,180,757	5,514,418
HDFC Bank Ltd.	993,022	20,326,000
HDFC Bank Ltd. (ADR)	280,000	18,790,800
Jio Financial Services Ltd. *	1,576,581	4,407,753
Oberoi Realty Ltd.	596,100	10,215,692
Phoenix Mills Ltd.	572,300	15,471,012
Reliance Industries Ltd.	1,393,581	43,288,193
Sterling and Wilson Renewable *	1,282,760	6,581,968
		133,947,860
Indonesia: 0.8%
Bank BTPN Syariah Tbk PT	38,406,000	4,215,274
Bank Rakyat Indonesia Persero Tbk PT	6,300,000	2,341,506
		6,556,780
Kazakhstan: 2.9%
Kaspi.kz JSC (USD) (GDR)	244,658	22,508,536
Mexico: 3.2%
Qualitas Controladora SAB de CV	391,558	3,964,003
Regional SAB de CV	2,208,200	21,117,107
		25,081,110
Philippines: 5.0%
Bloomberry Resorts Corp. *	75,387,000	13,396,082
International Container Terminal Services, Inc.	5,877,340	26,197,064
		39,593,146
Poland: 1.3%
InPost SA (EUR) *	739,300	10,235,959
Russia: 0.0%
Detsky Mir PJSC 144A *∞	11,544,900	0
Sberbank of Russia PJSC ∞	5,555,460	0
		0
South Korea: 1.5%
LG Chem Ltd. *	16,500	6,346,284
Samsung Biologics Co. Ltd. 144A *	8,750	5,147,448
		11,493,732
Taiwan: 10.1%
Chroma ATE, Inc.	1,225,000	8,481,302
MediaTek, Inc.	136,000	4,490,707
Poya International Co. Ltd.	439,304	7,893,517

See Notes to Financial Statements

39

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,911,000	$55,808,347
Wiwynn Corp.	50,000	2,960,525
		79,634,398
Tanzania: 1.3%
Helios Towers Plc (GBP) *	8,770,647	9,949,761
Turkey: 3.6%
MLP Saglik Hizmetleri AS 144A *	2,825,148	14,284,524
Sok Marketler Ticaret AS	5,261,840	9,594,731
Tofas Turk Otomobil Fabrikasi AS	643,700	4,581,988
		28,461,243
United Arab Emirates: 0.6%
Americana Restaurants International Plc	5,702,000	4,859,372
United Kingdom: 0.9%
ReNew Energy Global Plc (USD) * †	881,000	6,748,461
Total Common Stocks (Cost: $636,068,615)		752,335,503
	Number of Shares	Value
PREFERRED SECURITIES: 4.8%
Brazil: 0.1%
Raizen SA	1,220,000	$1,011,842
South Korea: 4.7%
Samsung Electronics Co. Ltd.	755,107	36,385,966
Total Preferred Securities (Cost: $42,912,125)		37,397,808
Total Investments Before Collateral for Securities Loaned: 100.7% (Cost: $678,980,740)		789,733,311

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1%
Money Market Fund: 0.1% (Cost: $749,359)
State Street Navigator Securities Lending Government Money Market Portfolio	749,359	749,359
Total Investments: 100.8% (Cost: $679,730,099)		790,482,670
Liabilities in excess of other assets: (0.8)%		(6,353,770)
NET ASSETS: 100.0%		$784,128,900

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,011,192.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $38,967,207, or 5.0% of net assets.

See Notes to Financial Statements

40

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	23.9%	$188,522,580
Consumer Discretionary	21.4	169,288,941
Industrials	16.1	127,289,180
Information Technology	15.0	118,791,676
Health Care	5.7	44,730,088
Energy	5.6	44,300,036
Real Estate	5.0	39,269,063
Communication Services	3.7	29,271,212
Consumer Staples	1.9	15,175,791
Utilities	0.9	6,748,460
Materials	0.8	6,346,284
	100.0%	$789,733,311

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$41,410,079	$—	$—	$41,410,079
Brazil	11,763,400	71,250,233	—	83,013,633
China	35,264,529	135,775,323	—	171,039,852
Egypt	—	15,514,398	—	15,514,398
Georgia	34,500,351	—	—	34,500,351
Germany	—	7,233,027	—	7,233,027
Greece	—	5,685,523	—	5,685,523
Hungary	—	14,868,282	—	14,868,282
India	18,790,800	115,157,060	—	133,947,860
Indonesia	—	6,556,780	—	6,556,780
Kazakhstan	22,508,536	—	—	22,508,536
Mexico	25,081,110	—	—	25,081,110
Philippines	13,396,083	26,197,064	—	39,593,147
Poland	—	10,235,959	—	10,235,959
Russia	—	—	0	0
South Korea	—	11,493,732	—	11,493,732
Taiwan	—	79,634,398	—	79,634,398
Tanzania	9,949,761	—	—	9,949,761
Turkey	14,284,524	14,176,719	—	28,461,243
United Arab Emirates	4,859,372	—	—	4,859,372
United Kingdom	6,748,460	—	—	6,748,460
Preferred Securities *	—	37,397,808	—	37,397,808
Money Market Fund	749,359	—	—	749,359
Total Investments	$239,306,364	$551,176,306	$0	$790,482,670

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

41

ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 93.4%
Australia: 1.1%
Piedmont Lithium, Inc. (USD) *	1,460	$41,216
Brazil: 0.4%
Yara International ASA (NOK)	470	16,698
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	17,050	2,316
Canada: 0.9%
Ballard Power Systems, Inc. (USD) * †	1,900	7,030
Euro Manganese, Inc. (AUD) *	92,600	6,310
Li-Cycle Holdings Corp. (USD) * †	2,760	1,614
Maple Leaf Foods, Inc.	1,040	19,810
		34,764
China: 4.8%
BYD Co. Ltd. (HKD) †	4,500	124,130
Contemporary Amperex Technology Co. Ltd.	1,800	41,242
Flat Glass Group Co. Ltd. (HKD)	12,000	20,255
		185,627
Denmark: 5.0%
Novozymes A/S	1,030	56,623
Orsted AS 144A	840	46,567
Vestas Wind Systems A/S *	2,800	88,597
		191,787
Finland: 2.5%
Neste Oyj	2,710	96,340
France: 7.0%
Cie de Saint-Gobain SA	440	32,449
Engie SA	6,800	119,791
Legrand SA	520	54,151
Nexans SA	730	64,044
		270,435
Germany: 4.0%
Infineon Technologies AG	3,710	154,938
Ireland: 0.5%
Kerry Group Plc	230	19,964
Isle of Man: 0.0%
Agronomics Ltd. *	14,600	1,768
Italy: 1.5%
Enel SpA	7,600	56,543
Japan: 2.7%
Keyence Corp.	240	105,446
Jersey, Channel Islands: 2.4%
Arcadium Lithium Plc (AUD) * †	12,411	94,809
Netherlands: 1.3%
OCI NV	1,780	51,587
South Korea: 3.6%
LG Energy Solution Ltd. *	240	79,204
	Number of Shares	Value
South Korea (continued)
Samsung SDI Co. Ltd.	160	$58,254
		137,458
Spain: 1.3%
Avangrid, Inc. (USD)	950	30,790
Soltec Power Holdings SA * †	4,800	18,262
		49,052
Sweden: 4.2%
Atlas Copco AB	8,400	144,740
Oatly Group AB (ADR) * †	12,650	14,927
		159,667
Switzerland: 0.8%
Givaudan SA	7	29,027
United States: 49.3%
Array Technologies, Inc. *	4,550	76,440
Ball Corp.	1,100	63,272
Beyond Meat, Inc. * †	340	3,026
Bloom Energy Corp. * †	1,900	28,120
Bunge Global SA	490	49,466
CF Industries Holdings, Inc.	660	52,470
Clean Harbors, Inc. *	250	43,628
Corteva, Inc.	340	16,293
Deere & Co.	400	159,947
Enphase Energy, Inc. *	260	34,356
Generac Holdings, Inc. *	310	40,064
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	3,235	89,221
Ingredion, Inc.	210	22,791
International Flavors & Fragrances, Inc.	190	15,384
John Bean Technologies Corp.	110	10,940
Lindsay Corp.	150	19,374
MP Materials Corp. * †	3,290	65,307
NextEra Energy Partners LP	730	22,199
Ormat Technologies, Inc.	1,150	87,159
Pentair Plc	990	71,983
Plug Power, Inc. * †	1,300	5,850
Quanta Services, Inc.	1,330	287,013
Republic Services, Inc.	690	113,788
SolarEdge Technologies, Inc. *	390	36,504
Stem, Inc. * †	10,020	38,878
Sunnova Energy International, Inc. * †	4,100	62,525
Teradyne, Inc.	640	69,453
Tesla, Inc. *	360	89,453
TPI Composites, Inc. * †	2,500	10,350
Trimble, Inc. *	1,800	95,760
Xylem, Inc.	1,000	114,360
		1,895,374
Total Common Stocks (Cost: $4,733,343)		3,594,816

See Notes to Financial Statements

42

	Number of Shares	Value
MASTER LIMITED PARTNERSHIP: 0.8% (Cost: $45,048)
Canada: 0.8%
Brookfield Renewable Partners LP (USD)	1,200	$31,536

MONEY MARKET FUND: 6.5% (Cost: $251,299)
Invesco Treasury Portfolio - Institutional Class	251,299	251,299

Total Investments Before Collateral for Securities Loaned: 100.7% (Cost: $5,029,690)		3,877,651
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.8%
Money Market Fund: 4.8% (Cost: $183,829)
State Street Navigator Securities Lending Government Money Market Portfolio	183,829	$183,829
Total Investments: 105.5% (Cost: $5,213,519)		4,061,480
Liabilities in excess of other assets: (5.5)%		(210,378)
NET ASSETS: 100.0%		$3,851,102

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $472,134.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $46,567, or 1.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Renewable Energy	25.0%	$968,433
Smart Resource Management	24.0	932,000
Advanced Materials	19.6	757,179
Agriculture Technology	13.9	540,721
Recycling	5.7	222,302
Water	5.3	205,717
Money Market Fund	6.5	251,299
	100.0%	$3,877,651

See Notes to Financial Statements

43

ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$41,216	$—	$—	$41,216
Brazil	—	16,698	—	16,698
British Virgin Islands	2,316	—	—	2,316
Canada	34,764	—	—	34,764
China	—	185,627	—	185,627
Denmark	—	191,787	—	191,787
Finland	—	96,340	—	96,340
France	—	270,435	—	270,435
Germany	—	154,938	—	154,938
Ireland	19,964	—	—	19,964
Isle of Man	1,768	—	—	1,768
Italy	—	56,543	—	56,543
Japan	—	105,446	—	105,446
Jersey, Channel Islands	94,809	—	—	94,809
Netherlands	—	51,587	—	51,587
South Korea	—	137,458	—	137,458
Spain	30,790	18,262	—	49,052
Sweden	14,927	144,740	—	159,667
Switzerland	29,027	—	—	29,027
United States	1,895,374	—	—	1,895,374
Master Limited Partnership *	31,536	—	—	31,536
Money Market Funds	435,128	—	—	435,128
Total Investments	$2,631,619	$1,429,861	$—	$4,061,480

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

44

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 98.4%
Australia: 5.6%
Glencore Plc (GBP)	3,467,400	$20,842,697
Piedmont Lithium, Inc. (USD) * †	115,300	3,254,919
Rio Tinto Plc (ADR) †	180,600	13,447,476
		37,545,092
Bermuda: 0.8%
Valaris Ltd. (USD) *	74,400	5,101,608
Brazil: 5.3%
JBS S/A	2,809,700	14,264,968
Vale SA (ADR)	1,198,100	19,001,866
Yara International ASA (NOK)	79,900	2,838,576
		36,105,410
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	3,125,700	424,607
Canada: 12.1%
Agnico Eagle Mines Ltd. (USD)	212,206	11,639,499
Alamos Gold, Inc. (USD)	572,800	7,715,616
Barrick Gold Corp. (USD)	758,945	13,729,315
Euro Manganese, Inc. (AUD) *	1,736,389	118,326
Franco-Nevada Corp. (USD)	78,000	8,643,180
Ivanhoe Mines Ltd. * †	1,070,000	10,376,590
Kinross Gold Corp. (USD)	1,784,700	10,797,435
Nouveau Monde Graphite, Inc. (USD) * †	145,600	380,016
Nutrien Ltd. (USD)	198,471	11,179,871
Pan American Silver Corp. (USD)	427,400	6,979,442
		81,559,290
China: 2.0%
PetroChina Co. Ltd. (HKD)	20,717,000	13,689,585
Finland: 0.5%
Neste Oyj	95,300	3,387,897
France: 3.1%
Nexans SA	80,230	7,038,721
TotalEnergies SE	209,400	14,238,986
		21,277,707
Italy: 3.7%
Eni SpA	1,005,600	17,056,370
Saipem SpA *	4,868,800	7,914,086
		24,970,456
Jersey, Channel Islands: 1.5%
Arcadium Lithium Plc (AUD) * †	1,358,249	10,375,739
Netherlands: 2.1%
OCI NV	492,135	14,262,752
Norway: 1.7%
Equinor ASA (ADR)	371,600	11,757,424
Spain: 0.1%
Soltec Power Holdings SA * †	99,200	377,411
Turkey: 0.8%
Eldorado Gold Corp. (USD) *	417,800	5,418,866
	Number of Shares	Value
United Kingdom: 7.9%
BP Plc (ADR)	369,400	$13,076,760
Endeavour Mining Plc (CAD)	365,100	8,202,730
Shell Plc (ADR)	335,600	22,082,480
TechnipFMC Plc (USD)	498,100	10,031,734
		53,393,704
United States: 50.6%
5E Advanced Materials, Inc. * †	113,400	159,894
Array Technologies, Inc. * †	431,600	7,250,880
Baker Hughes Co.	363,500	12,424,430
Bunge Global SA	90,400	9,125,880
CF Industries Holdings, Inc.	158,500	12,600,750
ChampionX Corp.	63,586	1,857,347
Chart Industries, Inc. * †	83,034	11,320,025
Chesapeake Energy Corp. †	125,200	9,632,888
Chevron Corp.	43,900	6,548,124
ConocoPhillips	142,541	16,544,734
Corteva, Inc.	265,166	12,706,755
Diamondback Energy, Inc.	76,868	11,920,689
EQT Corp. †	323,100	12,491,046
Excelerate Energy, Inc.	172,300	2,663,758
Exxon Mobil Corp.	175,014	17,497,900
Freeport-McMoRan, Inc.	523,400	22,281,138
Graphic Packaging Holding Co.	77,830	1,918,510
Halliburton Co.	286,100	10,342,515
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	494,777	13,645,950
Hess Corp.	23,500	3,387,760
Kirby Corp. *	144,500	11,340,360
Kosmos Energy Ltd. *	993,200	6,664,372
Marathon Oil Corp.	302,100	7,298,736
Mosaic Co.	286,100	10,222,353
MP Materials Corp. * †	579,400	11,501,090
Newmont Corp.	272,455	11,276,912
NOV, Inc.	245,700	4,982,796
Ormat Technologies, Inc.	131,140	9,939,101
Permian Resources Corp.	520,774	7,082,526
Pilgrim’s Pride Corp. *	423,800	11,722,308
Pioneer Natural Resources Co.	31,588	7,103,509
Schlumberger NV	242,600	12,624,904
SolarEdge Technologies, Inc. * †	23,200	2,171,520
Stem, Inc. * ø	362,000	1,404,560
Stem, Inc. * †	611,432	2,372,356
Sunnova Energy International, Inc. * †	561,000	8,555,250
Valero Energy Corp.	144,200	18,746,000
		341,329,626
Zambia: 0.5%
First Quantum Minerals Ltd. (CAD)	388,600	3,182,001
Total Common Stocks (Cost: $534,062,519)		664,159,175

See Notes to Financial Statements

45

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
MONEY MARKET FUND: 1.0% (Cost: $6,457,202)
Invesco Treasury Portfolio - Institutional Class	6,457,202	$6,457,202

Total Investments Before Collateral for Securities Loaned: 99.4% (Cost: $540,519,721)		670,616,377
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Money Market Fund: 2.5% (Cost: $16,692,405)
State Street Navigator Securities Lending Government Money Market Portfolio	16,692,405	$16,692,405
Total Investments: 101.9% (Cost: $557,212,126)		687,308,782
Liabilities in excess of other assets: (1.9)%		(12,801,839)
NET ASSETS: 100.0%		$674,506,943

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $111,076,632.
*	Non-income producing
ø	Restricted Security – the aggregate value of restricted securities is $1,404,560, or 0.2% of net assets

Restricted securities held by the Fund as of December 31, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Stem, Inc.	04/28/2021	362,000	$3,620,000	$1,404,560	0.2%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas	42.5%	$284,763,066
Base & Industrial Metals	17.2	115,346,359
Agriculture	14.7	98,924,213
Gold & Precious Metals	12.6	84,402,995
Renewables & Alternatives	8.3	56,143,647
Industrials & Utilities	3.7	24,578,895
Money Market Fund	1.0	6,457,202
	100.0%	$670,616,377

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$16,702,395	$20,842,697	$—	$37,545,092
Bermuda	5,101,608	—	—	5,101,608
Brazil	19,001,866	17,103,544	—	36,105,410
British Virgin Islands	424,607	—	—	424,607
Canada	81,559,290	—	—	81,559,290
China	—	13,689,585	—	13,689,585
Finland	—	3,387,897	—	3,387,897
France	—	21,277,707	—	21,277,707
Italy	—	24,970,456	—	24,970,456
Jersey, Channel Islands	10,375,739	—	—	10,375,739
Netherlands	—	14,262,752	—	14,262,752
Norway	11,757,424	—	—	11,757,424
Spain	—	377,411	—	377,411
Turkey	5,418,866	—	—	5,418,866
United Kingdom	53,393,704	—	—	53,393,704
United States	341,329,626	—	—	341,329,626
Zambia	3,182,001	—	—	3,182,001
Money Market Funds	23,149,607	—	—	23,149,607
Total Investments	$571,396,733	$115,912,049	$—	$687,308,782

See Notes to Financial Statements

47

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.4%
Australia: 20.3%
Bellevue Gold Ltd. *	26,266,077	$29,918,676
De Grey Mining Ltd. *	10,771,722	9,190,741
Emerald Resources NL *	8,103,636	16,614,045
Evolution Mining Ltd.	8,526,787	22,940,080
Northern Star Resources Ltd.	3,957,800	36,720,869
Perseus Mining Ltd.	2,301,900	2,895,391
Predictive Discovery Ltd. * †	82,421,400	11,794,874
Resolute Mining Ltd. *	31,428,435	9,486,855
West African Resources Ltd. *	13,490,984	8,676,991
		148,238,522
Brazil: 5.7%
Wheaton Precious Metals Corp. (USD)	838,791	41,385,948
Canada: 52.7%
Agnico Eagle Mines Ltd. (USD)	970,231	53,217,170
Alamos Gold, Inc. (USD)	3,249,223	43,767,034
Allied Gold Corp. *	1,549,068	4,103,414
B2Gold Corp.	3,342,872	10,570,645
B2Gold Corp. (USD)	4,034,095	12,747,740
Barrick Gold Corp. (USD)	2,483,600	44,928,324
Bear Creek Mining Corp. * ø	948,000	128,780
Franco-Nevada Corp. (USD)	224,200	24,843,602
G Mining Ventures Corp. *	10,281,966	10,941,151
G2 Goldfields Inc. (USD)	3,905,600	2,170,147
G2 Goldfields, Inc. *	1,127,000	620,890
Galway Metals, Inc. * † ‡	5,301,789	1,620,486
Goldsource Mines, Inc. * ‡	4,314,354	862,838
Kinross Gold Corp. (USD)	7,932,418	47,991,129
Liberty Gold Corp. * ø	10,822,000	2,572,680
Liberty Gold Corp. * ‡	21,139,114	4,945,568
Lundin Gold, Inc.	1,387,218	17,316,015
O3 Mining, Inc. *	1,807,700	2,141,873
Orezone Gold Corp. * †	8,012,607	5,139,969
Osisko Gold Royalties Ltd. (USD)	1,804,800	25,772,544
Osisko Mining, Inc. *	3,682,160	7,419,620
Pan American Silver Corp. (USD)	1,591,000	25,981,030
Probe Gold, Inc. *	3,434,223	3,472,970
Reunion Gold Corp. *	30,191,820	9,683,803
Silver Tiger Metals, Inc. *	5,982,500	767,537
Skeena Resources Ltd. * †	1,264,550	6,155,502
Snowline Gold Corp. * †	1,933,000	7,221,124
Thesis Gold, Inc. *	4,024,268	1,791,871
West Red Lake Gold Mines Ltd. * † ‡	11,157,000	6,904,449
		385,799,905
Mexico: 0.4%
GoGold Resources, Inc. (CAD) * ø	2,725,643	2,766,680
South Africa: 4.4%
Anglogold Ashanti Plc (USD)	782,000	14,615,580
Gold Fields Ltd. (ADR)	1,223,208	17,687,588
		32,303,168
	Number of Shares	Value
Turkey: 1.5%
Eldorado Gold Corp. (USD) *	870,033	$11,284,328
United Kingdom: 4.4%
Endeavour Mining Plc (CAD)	1,424,831	32,011,787
United States: 10.0%
GoGold Resources, Inc. (CAD) * †	3,120,018	3,178,766
Newmont Corp.	634,326	26,254,753
Royal Gold, Inc.	362,600	43,860,096
		73,293,615
Total Common Stocks (Cost: $459,685,872)		727,083,953

WARRANTS: 0.1%
Canada: 0.1%
Marathon Gold Corp., CAD 1.35, exp. 09/19/24 ∞	635,000	43,276
Reunion Gold Corp., CAD 0.39, exp. 07/06/24 ∞	3,605,160	241,898
Total Warrants (Cost: $269,205)		285,174

MONEY MARKET FUND: 0.8% (Cost: $5,888,117)
Invesco Treasury Portfolio - Institutional Class	5,888,117	5,888,117

Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $465,843,194)		733,257,244

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3%
Money Market Fund: 0.3% (Cost: $2,301,930)
State Street Navigator Securities Lending Government Money Market Portfolio	2,301,930	2,301,930
Total Investments: 100.6% (Cost: $468,145,124)		735,559,174
Liabilities in excess of other assets: (0.6)%		(4,239,772)
NET ASSETS: 100.0%		$731,319,402

See Notes to Financial Statements

48

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,034,068.
ø	Restricted Security – the aggregate value of restricted securities is $5,468,140, or 0.8% of net assets
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Bear Creek Mining Corp.	08/15/2015	948,000	$2,824,202	$128,780	0.0%
GoGold Resources, Inc.	08/31/2020	2,725,643	2,002,864	2,766,680	0.4%
Liberty Gold Corp.	10/04/2021	10,822,000	5,624,767	2,572,680	0.4%
			$10,451,833	$5,468,140	0.8%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	94.4%	$691,133,977
Silver	4.0	29,927,333
Precious Metals & Minerals	0.6	4,687,331
Diversified Metals & Mining	0.2	1,620,486
Money Market Fund	0.8	5,888,117
	100.0%	$733,257,244

Transactions in securities of affiliates for the period ended December 31, 2023 were as follows:

	Value 12/31/2022	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2023	Dividend Income
Benchmark Metals, Inc. ^	$3,052,381	$–	$(9,676,345)	$–	$6,623,964	$–	$–
Benchmark Metals, Inc.* ^	2,151	–	–	–	(2,151)	–	–
Galway Metals, Inc.	2,643,064	–	–	–	(1,022,578)	1,620,486	–
Goldsource Mines, Inc.	1,417,937	–	–	–	(555,099)	862,838	–
Liberty Gold Corp.	9,196,827	–	(384,749)	(545,774)	(3,320,736)	4,945,568	–
Liberty Gold Corp.ø	4,475,864	–	–	–	(1,903,184)	–(a)	–
West Red Lake Gold Mines Ltd.	–	2,915,338	–	–	3,989,111	6,904,449	–
	$20,788,224	$2,915,338	$(10,061,094)	$(545,774)	$3,809,327	$14,333,341	$–

Footnotes:

^	During the period, Benchmark Metals, Inc. merged with Thesis Gold, Inc. in a non-taxable corporate event.
*	Warrants
ø	Restricted Security.
(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

49

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$11,794,874	$136,443,648	$—	$148,238,522
Brazil	41,385,948	—	—	41,385,948
Canada	383,098,445	2,701,460	—	385,799,905
Mexico	—	2,766,680	—	2,766,680
South Africa	32,303,168	—	—	32,303,168
Turkey	11,284,328	—	—	11,284,328
United Kingdom	32,011,787	—	—	32,011,787
United States	73,293,615	—	—	73,293,615
Warrants *	—	—	285,174	285,174
Money Market Funds	8,190,047	—	—	8,190,047
Total Investments	$593,362,212	$141,911,788	$285,174	$735,559,174

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

50

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.8%
Banks: 6.6%
Bank of America Corp.	9,278	$312,390
US Bancorp	15,224	658,895
Wells Fargo & Co.	12,839	631,936
		1,603,221
Capital Goods: 12.9%
3M Co.	2,722	297,569
Allegion plc	5,335	675,891
Emerson Electric Co.	3,230	314,376
Honeywell International, Inc.	1,433	300,515
Huntington Ingalls Industries, Inc.	1,163	301,961
Masco Corp.	9,461	633,698
RTX Corp.	7,093	596,805
		3,120,815
Commercial & Professional Services: 5.0%
Equifax, Inc.	2,668	659,770
TransUnion	8,033	551,947
		1,211,717
Consumer Discretionary Distribution & Retail: 3.9%
Amazon.com, Inc. *	2,013	305,855
Etsy, Inc. *	7,957	644,915
		950,770
Consumer Durables & Apparel: 2.4%
NIKE, Inc.	5,310	576,507
Financial Services: 11.8%
Berkshire Hathaway, Inc. *	804	286,755
BlackRock, Inc.	404	327,967
Charles Schwab Corp.	9,338	642,454
Intercontinental Exchange, Inc.	4,929	633,032
MarketAxess Holdings, Inc.	2,268	664,184
The Bank of New York Mellon Corp.	5,961	310,270
		2,864,662
Food, Beverage & Tobacco: 4.4%
Altria Group, Inc.	6,849	276,289
Campbell Soup Co.	12,584	544,006
Kellanova	4,605	257,465
		1,077,760
Health Care Equipment & Services: 7.1%
Medtronic Plc	6,974	574,518
Veeva Systems, Inc. *	2,915	561,196
Zimmer Biomet Holdings, Inc.	4,725	575,032
		1,710,746
	Number of Shares	Value
Household & Personal Products: 2.3%
Estee Lauder Cos, Inc.	3,894	$569,497
Materials: 7.4%
Corteva, Inc.	11,677	559,562
Ecolab, Inc.	3,048	604,571
International Flavors & Fragrances, Inc.	7,753	627,760
		1,791,893
Media & Entertainment: 7.1%
Alphabet, Inc. *	4,217	589,073
Comcast Corp.	12,917	566,410
Walt Disney Co.	6,319	570,543
		1,726,026
Pharmaceuticals, Biotechnology & Life Sciences: 13.4%
Agilent Technologies, Inc.	4,576	636,201
Biogen, Inc. *	2,282	590,513
Bristol-Myers Squibb Co.	5,679	291,390
Gilead Sciences, Inc.	7,229	585,621
Pfizer, Inc.	18,084	520,638
Thermo Fisher Scientific, Inc.	573	304,143
Waters Corp. *	977	321,658
		3,250,164
Semiconductors & Semiconductor Equipment: 4.0%
Microchip Technology, Inc.	3,579	322,754
Teradyne, Inc.	6,017	652,965
		975,719
Software & Services: 8.8%
Fortinet, Inc. *	4,616	270,175
Microsoft Corp.	850	319,634
Roper Technologies, Inc.	561	305,840
Salesforce, Inc. *	2,442	642,588
Tyler Technologies, Inc. *	1,452	607,110
		2,145,347
Technology Hardware & Equipment: 2.7%
Keysight Technologies, Inc. *	4,059	645,746
Total Common Stocks (Cost: $21,626,804)		24,220,590

MONEY MARKET FUND: 0.8% (Cost: $183,894)
Invesco Treasury Portfolio - Institutional Class	183,894	183,894

Total Investments: 100.6% (Cost: $21,810,698)		24,404,484
Liabilities in excess of other assets: (0.6)%		(153,410)
NET ASSETS: 100.0%		$24,251,074

Footnotes:

*	Non-income producing

See Notes to Financial Statements

51

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Health Care	20.3%	$4,960,910
Financials	18.3	4,467,883
Industrials	17.8	4,332,532
Information Technology	15.4	3,766,812
Materials	7.3	1,791,893
Communication Services	7.1	1,726,026
Consumer Staples	6.7	1,647,257
Consumer Discretionary	6.3	1,527,277
Money Market Fund	0.8	183,894
	100.0%	$24,404,484

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$24,220,590	$—	$—	$24,220,590
Money Market Fund	183,894	—	—	183,894
Total Investments	$24,404,484	$—	$—	$24,404,484

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

52

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Environmental Sustainability Fund
Assets:
Investments, at value (1) (2)	$509,722,221	$82,471,810	$789,733,311	$3,877,651
Short-term investments held as collateral for securities loaned (3)	14,688,716	103,084	749,359	183,829
Cash	2,769,020	1,373,407	15,613	345
Cash denominated in foreign currency, at value (4)	—	61,151	1,976,994	1,557
Receivables:
Investment securities sold	—	—	1,699,869	—
Shares of beneficial interest sold	3,008,052	626,335	724,008	—
Due from Adviser	—	—	—	14,764
Dividends and interest	145,118	1,733,288	1,147,950	6,022
Prepaid expenses	16,911	7,387	27,363	2,901
Total assets	530,350,038	86,376,462	796,074,467	4,087,069
Liabilities:
Total return swap contracts, at value	16,972,840	—	—	—
Payables:
Investment securities purchased	—	1,105,661	—	—
Shares of beneficial interest redeemed	2,742,886	8,189	1,531,171	—
Collateral for securities loaned	14,688,716	103,084	749,359	183,829
Line of credit	—	—	2,014,745	—
Due to Adviser	101,875	1,586	504,922	—
Due to Distributor	9,028	2,186	24,076	169
Deferred Trustee fees	379,982	17,805	1,347,502	1,408
Accrued expenses	288,104	119,167	605,317	50,561
Accrued foreign taxes	—	—	5,168,475	—
Total liabilities	35,183,431	1,357,678	11,945,567	235,967
NET ASSETS	$495,166,607	$85,018,784	$784,128,900	$3,851,102
Net Assets consist of:
Aggregate paid in capital	$512,222,917	$116,941,241	$1,025,782,517	$5,503,920
Total distributable loss	(17,056,310)	(31,922,457)	(241,653,617)	(1,652,818)
NET ASSETS	$495,166,607	$85,018,784	$784,128,900	$3,851,102
(1) Value of securities on loan	$14,392,775	$97,271	$7,011,192	$472,134
(2) Cost of investments	$509,628,410	$79,408,263	$678,980,740	$5,029,690
(3) Cost of short-term investments held as collateral for securities loaned	$14,688,716	$103,084	$749,359	$183,829
(4) Cost of cash denominated in foreign currency	$—	$60,152	$1,977,815	$1,489

See Notes to Financials

53

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023 (continued)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Environmental Sustainability Fund
Class A Shares:
Net Assets	$25,713,442	$8,616,185	$64,378,733	$817,164
Shares of beneficial interest outstanding	396,464	1,600,160	4,806,591	47,460
Net asset value and redemption price per share	$64.86	$5.38	$13.39	$17.22
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$68.82	$5.71	$14.21	$18.27
Class C Shares:
Net Assets	N/A	N/A	$8,619,093	N/A
Shares of beneficial interest outstanding	N/A	N/A	748,534	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	N/A	N/A	$11.51	N/A
Class I Shares:
Net Assets	$130,826,567	$29,049,771	$323,001,949	$1,595,654
Shares of beneficial interest outstanding	1,940,585	5,338,753	22,566,277	92,758
Net asset value and redemption price per share	$67.42	$5.44	$14.31	$17.20
Class Y Shares:
Net Assets	$338,626,598	$47,352,828	$317,822,798	$1,438,284
Shares of beneficial interest outstanding	5,047,199	8,686,766	23,238,122	83,569
Net asset value and redemption price per share	$67.09	$5.45	$13.68	$17.21
Class Z Shares:
Net Assets	N/A	N/A	$70,306,327	N/A
Shares of beneficial interest outstanding	N/A	N/A	4,898,597	N/A
Net asset value and redemption price per share	N/A	N/A	$14.35	N/A

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

54

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$670,616,377	$718,923,903	$24,404,484
Affiliated issuers (3)	—	14,333,341	—
Short-term investments held as collateral for securities loaned (4)	16,692,405	2,301,930	—
Cash	7,686	64,417	2,252
Cash denominated in foreign currency, at value (5)	—	14,378	—
Receivables:
Investment securities sold	10,111,748	2,222,903	—
Shares of beneficial interest sold	493,501	471,820	18,383
Due from Adviser	—	—	6,281
Dividends and interest	461,933	139,346	33,460
Prepaid expenses	28,794	34,336	2,998
Total assets	698,412,444	738,506,374	24,467,858
Liabilities:
Payables:
Investment securities purchased	3,826,960	2,801,176	149,468
Shares of beneficial interest redeemed	1,228,685	606,848	—
Collateral for securities loaned	16,692,405	2,301,930	—
Due to Adviser	513,659	431,341	—
Due to custodian	336,221	—	—
Due to Distributor	45,097	100,276	—
Deferred Trustee fees	520,150	524,257	8,777
Accrued expenses	742,324	421,144	58,539
Total liabilities	23,905,501	7,186,972	216,784
NET ASSETS	$674,506,943	$731,319,402	$24,251,074
Net Assets consist of:
Aggregate paid in capital	$1,502,934,566	$898,749,106	$21,887,917
Total distributable earnings (loss)	(828,427,623)	(167,429,704)	2,363,157
NET ASSETS	$674,506,943	$731,319,402	$24,251,074
(1) Value of securities on loan	$111,076,632	$5,034,068	$—
(2) Cost of investments - Unaffiliated issuers	$540,519,721	$445,809,634	$21,810,698
(3) Cost of investments - Affiliated issuers	$—	$20,033,560	$—
(4) Cost of short-term investments held as collateral for securities loaned	$16,692,405	$2,301,930	$—
(5) Cost of cash denominated in foreign currency	$—	$14,424	$—

See Notes to Financials

55

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023 (continued)

	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund
Class A Shares:
Net Assets	$117,122,236	$260,709,644	N/A
Shares of beneficial interest outstanding	3,026,153	26,756,341	N/A
Net asset value and redemption price per share	$38.70	$9.74	N/A
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$41.06	$10.34	N/A
Class C Shares:
Net Assets	$9,629,485	$33,277,565	N/A
Shares of beneficial interest outstanding	295,572	4,186,096	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	$32.58	$7.95	N/A
Class I Shares:
Net Assets	$359,539,702	$164,124,807	$6,028,114
Shares of beneficial interest outstanding	8,828,775	12,149,223	186,403
Net asset value and redemption price per share	$40.72	$13.51	$32.34
Class Y Shares:
Net Assets	$188,215,520	$273,207,386	N/A
Shares of beneficial interest outstanding	4,762,987	27,102,228	N/A
Net asset value and redemption price per share	$39.52	$10.08	N/A
Class Z Shares:
Net Assets	N/A	N/A	$18,222,960
Shares of beneficial interest outstanding	N/A	N/A	573,603
Net asset value and redemption price per share	N/A	N/A	$31.77

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

56

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	CM Commodity Index Fund(a)	Emerging Markets Bond Fund	Emerging Markets Fund	Environmental Sustainability Fund
Income:
Dividends - unaffiliated issuers	$1,274,465	$165,599	$19,393,668	$67,821
Interest	26,280,092	4,622,744	—	—
Securities lending income	203,202	5,442	108,823	21,383
Foreign taxes withheld	—	(88,029)	(1,799,474)	(6,288)
Total income	27,757,759	4,705,756	17,703,017	82,916
Expenses:
Management fees	3,664,535	465,161	6,519,555	29,566
Administration fees	—	—	2,173,185	—
Distribution fees – Class A	67,003	17,212	160,779	1,979
Distribution fees – Class C	—	—	101,791	—
Transfer agent fees – Class A	66,263	24,311	98,852	13,963
Transfer agent fees – Class C	—	—	28,649	—
Transfer agent fees – Class I	270,825	33,507	305,796	14,098
Transfer agent fees – Class Y	619,690	42,408	327,676	13,852
Transfer agent fees – Class Z	—	—	14,513	—
Custodian fees	24,679	41,084	264,133	22,614
Professional fees	100,602	87,834	91,427	74,044
Registration fees – Class A	23,022	20,249	31,136	16,686
Registration fees – Class C	—	—	15,703	—
Registration fees – Class I	23,077	20,884	18,563	16,685
Registration fees – Class Y	32,784	29,256	20,379	16,686
Registration fees – Class Z	—	—	15,990	—
Reports to shareholders	78,792	6,360	64,224	7,001
Insurance	37,516	10,831	69,983	6,553
Trustees’ fees and expenses	225,050	17,296	570,991	1,089
Interest	2,198	6,221	128,448	—
Taxes	58	58	58	30
Other	13,764	8,899	13,390	2,717
Total expenses	5,249,858	831,571	11,035,221	237,563
Expenses assumed by the Adviser	(1,331,993)	(268,801)	(1,397,165)	(196,242)
Net expenses	3,917,865	562,770	9,638,056	41,321
Net investment income	23,839,894	4,142,986	8,064,961	41,595
Net realized gain (loss) on:
Investments - unaffiliated issuers (1)	(6,529)	(1,312,627)	(120,018,385)	(303,052)
Swap contracts	(14,940,527)	—	—	—
Forward foreign currency contracts	—	(174,826)	43	—
Foreign currency transactions and foreign denominated assets and liabilities	0	(122,579)	(359,799)	(31)
Net realized loss	(14,947,056)	(1,610,032)	(120,378,141)	(303,083)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers (2)	35,502	3,331,607	211,305,193	89,460
Investments - affiliated issuers	—	—	(9,899,239)	—
Swap contracts	(22,067,736)	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency translations and foreign denominated assets and liabilities	—	8,523	(356,827)	(122)
Net change in unrealized appreciation (depreciation)	(22,032,234)	3,340,130	201,049,127	89,338
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,139,396)	$5,873,084	$88,735,947	$(172,150)
(1) Net of foreign taxes	$—	$10,140	$925,752	$—
(2) Net of foreign taxes	$—	$(890)	$(1,864,477)	$—

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

57

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Global Resources Fund	International Investors Gold Fund(a)	VanEck Morningstar Wide Moat Fund
Income:
Dividends - unaffiliated issuers	$28,797,911	$11,637,916	$313,733
Interest	4,800	169	—
Securities lending income	1,249,901	85,028	—
Foreign taxes withheld	(1,724,933)	(1,144,615)	—
Total income	28,327,679	10,578,498	313,733
Expenses:
Management fees	8,373,950	5,150,544	85,801
Administration fees	—	1,789,320	—
Distribution fees – Class A	313,488	640,350	—
Distribution fees – Class C	113,848	351,006	—
Transfer agent fees – Class A	239,018	327,398	—
Transfer agent fees – Class C	33,994	57,474	—
Transfer agent fees – Class I	351,770	104,524	14,477
Transfer agent fees – Class Y	282,806	214,205	—
Transfer agent fees – Class Z	—	—	14,065
Custodian fees	42,849	40,753	16,813
Professional fees	91,829	72,046	77,803
Registration fees – Class A	18,394	29,274	—
Registration fees – Class C	17,992	14,530	—
Registration fees – Class I	17,931	22,894	16,003
Registration fees – Class Y	13,508	31,830	—
Registration fees – Class Z	—	—	15,704
Reports to shareholders	49,637	55,224	8,948
Insurance	44,704	44,886	6,746
Trustees’ fees and expenses	121,494	304,213	5,503
Interest	3,409	3,711	1,212
Taxes	25	51	58
Other	26,457	15,037	2,247
Total expenses	10,157,103	9,269,270	265,380
Expenses assumed by the Adviser	(1,062,790)	(300,843)	(167,345)
Net expenses	9,094,313	8,968,427	98,035
Net investment income	19,233,366	1,610,071	215,698
Net realized gain (loss) on:
Investments - unaffiliated issuers	64,360,722	13,226,991	1,502,869
Investments - affiliated issuers	—	(545,774)	—
In-kind redemptions	1,123,961	—	—
Forward foreign currency contracts	—	(3,727)	—
Foreign currency transactions and foreign denominated assets and liabilities	(24,362)	(20,356)	—
Net realized gain	65,460,321	12,657,134	1,502,869
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(127,667,939)	48,979,753	3,374,542
Investments - affiliated issuers	—	3,809,327	—
Foreign currency translations and foreign denominated assets and liabilities	9,318	(2,087)	—
Net change in unrealized appreciation (depreciation)	(127,658,621)	52,786,993	3,374,542
Net Increase (Decrease) in Net Assets Resulting from Operations	$(42,964,934)	$67,054,198	$5,093,109

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

58

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$23,839,894	$5,085,215	$4,142,986	$914,709
Net realized gain (loss)	(14,947,056)	93,844,392	(1,610,032)	(2,271,973)
Net change in unrealized appreciation (depreciation)	(22,032,234)	(933,907)	3,340,130	59,659
Net increase (decrease) in net assets resulting from operations	(13,139,396)	97,995,700	5,873,084	(1,297,605)
Distributions to shareholders from:
Distributable earnings
Class A	(906,235)	(4,828,828)	(339,047)	(184,430)
Class I	(4,894,664)	(55,538,881)	(1,182,324)	(171,838)
Class Y	(12,449,594)	(68,337,110)	(1,408,544)	(91,975)
	(18,250,493)	(128,704,819)	(2,929,915)	(448,243)
Return of capital
Class A	—	—	(171,175)	(208,178)
Class I	—	—	(596,580)	(154,015)
Class Y	—	—	(711,118)	(101,846)
	—	—	(1,478,873)	(464,039)
Total distributions	(18,250,493)	(128,704,819)	(4,408,788)	(912,282)
Share transactions:
Proceeds from sale of shares
Class A	18,105,631	25,110,916	9,688,303	545,660
Class I	72,884,419	99,368,090	34,840,981	192,609
Class Y	166,563,103	237,710,663	50,415,663	297,140
	257,553,153	362,189,669	94,944,947	1,035,409
Reinvestment of distributions
Class A	870,928	4,065,494	419,733	308,832
Class I	2,597,941	24,121,495	1,725,107	263,798
Class Y	12,071,878	66,044,100	2,065,108	190,797
	15,540,747	94,231,089	4,209,948	763,427
Cost of shares redeemed
Class A	(14,180,913)	(36,999,214)	(6,819,882)	(1,068,136)
Class I	(170,940,313)	(175,781,555)	(9,980,347)	(2,948,136)
Class Y	(140,405,599)	(290,311,209)	(8,284,813)	(1,322,466)
	(325,526,825)	(503,091,978)	(25,085,042)	(5,338,738)
Increase (decrease) in net assets resulting from share transactions	(52,432,925)	(46,671,220)	74,069,853	(3,539,902)
Total increase (decrease) in net assets	(83,822,814)	(77,380,339)	75,534,149	(5,749,789)
Net Assets, beginning of year	578,989,421	656,369,760	9,484,635	15,234,424
Net Assets, end of year	$495,166,607	$578,989,421	$85,018,784	$9,484,635

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

59

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Environmental Sustainability Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$8,064,961	$14,927,751	$41,595	$17,425
Net realized loss	(120,378,141)	(180,663,741)	(303,083)	(165,973)
Net change in unrealized appreciation (depreciation)	201,049,127	(386,053,063)	89,338	(1,100,244)
Net increase (decrease) in net assets resulting from operations	88,735,947	(551,789,053)	(172,150)	(1,248,792)
Distributions to shareholders from:
Distributable earnings
Class A	(755,540)	(2,319,726)	(474)	(10,771)
Class C	(27,106)	(399,998)	—	—
Class I	(5,353,048)	(16,864,626)	(9,164)	(28,426)
Class Y	(5,148,735)	(17,221,674)	(5,369)	(23,653)
Class Z	(1,217,706)	(3,195,238)	—	—
Total distributions	(12,502,135)	(40,001,262)	(15,007)	(62,850)
Share transactions:
Proceeds from sale of shares
Class A	15,737,452	31,447,033	68,063	83,343
Class C	544,282	1,152,871	—	—
Class I	23,354,312	71,644,900	38,526	69,278
Class Y	72,086,635	257,934,890	27,500	22,397
Class Z	11,356,023	50,961,781	—	—
	123,078,704	413,141,475	134,089	175,018
Reinvestment of distributions
Class A	669,809	1,955,661	474	10,771
Class C	23,486	337,551	—	—
Class I	4,673,774	13,935,606	9,164	28,425
Class Y	4,345,429	12,566,128	5,369	23,653
Class Z	297,253	845,967	—	—
	10,009,751	29,640,913	15,007	62,849
Cost of shares redeemed
Class A	(18,102,659)	(65,968,668)	(7,657)	(36,635)
Class C	(4,201,670)	(7,689,042)	—	—
Class I	(126,209,869)	(362,791,632)	(51,802)	(5,663)
Class Y	(177,705,112)	(670,947,332)	(7,266)	(8,755)
Class Z	(21,086,538)	(23,739,288)	—	—
	(347,305,848)	(1,131,135,962)	(66,725)	(51,053)
Increase (decrease) in net assets resulting from share transactions	(214,217,393)	(688,353,574)	82,371	186,814
Total decrease in net assets	(137,983,581)	(1,280,143,889)	(104,786)	(1,124,828)
Net Assets, beginning of year	922,112,481	2,202,256,370	3,955,888	5,080,716
Net Assets, end of year	$784,128,900	$922,112,481	$3,851,102	$3,955,888

See Notes to Financial Statements

60

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Resources Fund		International Investors Gold Fund (a)
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$19,233,366	$23,344,178	$1,610,071	$3,435,525
Net realized gain (loss)	65,460,321	52,153,544	12,657,134	(4,715,400)
Net change in unrealized appreciation (depreciation)	(127,658,621)	(23,452,096)	52,786,993	(126,323,652)
Net increase (decrease) in net assets resulting from operations	(42,964,934)	52,045,626	67,054,198	(127,603,527)
Distributions to shareholders from:
Distributable earnings
Class A	(2,692,002)	(3,442,432)	(275,896)	—
Class C	(175,824)	(290,916)	—	—
Class I	(9,665,478)	(14,127,324)	(623,495)	—
Class Y	(4,718,199)	(8,140,878)	(1,102,243)	—
Total distributions	(17,251,503)	(26,001,550)	(2,001,634)	—
Share transactions:
Proceeds from sale of shares
Class A	13,539,936	35,153,850	47,499,852	49,069,654
Class C	681,294	4,128,658	2,515,008	5,527,125
Class I	77,899,751	202,012,496	20,730,423	65,767,172
Class Y	50,961,597	163,313,291	73,267,629	128,188,288
	143,082,578	404,608,295	144,012,912	248,552,239
Reinvestment of distributions
Class A	2,480,488	3,013,538	241,220	—
Class C	148,352	250,771	—	—
Class I	5,386,485	8,275,196	616,953	—
Class Y	3,892,023	6,440,327	989,392	—
	11,907,348	17,979,832	1,847,565	—
Cost of shares redeemed
Class A	(30,398,516)	(57,756,948)	(53,093,312)	(64,178,507)
Class C	(3,808,824)	(5,367,146)	(7,813,427)	(11,531,051)
Class I	(193,640,890)	(106,744,231)	(28,277,328)	(89,152,154)
Class Y	(151,500,336)	(103,339,965)	(66,204,246)	(140,237,775)
	(379,348,566)	(273,208,290)	(155,388,313)	(305,099,487)
Increase (decrease) in net assets resulting from share transactions	(224,358,640)	149,379,837	(9,527,836)	(56,547,248)
Total increase (decrease) in net assets	(284,575,077)	175,423,913	55,524,728	(184,150,775)
Net Assets, beginning of year	959,082,020	783,658,107	675,794,674	859,945,449
Net Assets, end of year	$674,506,943	$959,082,020	$731,319,402	$675,794,674

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

61

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	VanEck Morningstar Wide Moat Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$215,698	$188,951
Net realized gain	1,502,869	661,455
Net change in unrealized appreciation (depreciation)	3,374,542	(3,344,544)
Net increase (decrease) in net assets resulting from operations	5,093,109	(2,494,138)
Distributions to shareholders:
Distributable earnings
Class I	(329,521)	(317,856)
Class Z	(1,058,435)	(1,392,066)
Total distributions	(1,387,956)	(1,709,922)
Share transactions:
Proceeds from sale of shares
Class I	3,786,240	3,076
Class Z	1,941,335	1,704,261
	5,727,575	1,707,337
Reinvestment of distributions
Class I	329,521	317,856
Class Z	1,058,435	1,392,066
	1,387,956	1,709,922
Cost of shares redeemed
Class I	(473,013)	(1,325,225)
Class Z	(1,291,095)	(1,009,650)
	(1,764,108)	(2,334,875)
Increase in net assets resulting from share transactions	5,351,423	1,082,384
Total increase (decrease) in net assets	9,056,576	(3,121,676)
Net Assets, beginning of year	15,194,498	18,316,174
Net Assets, end of year	$24,251,074	$15,194,498

See Notes to Financial Statements

62

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$69.15	$75.75	$69.90	$69.15	$64.35
Net investment income (loss) (b)	2.73	0.30	(0.75)	(0.15)	0.90
Net realized and unrealized gain (loss) on investments	(4.70)	11.10	23.55	0.92 (c)	4.50
Total from investment operations	(1.97)	11.40	22.80	0.77	5.40
Distributions from:
Net investment income	(2.32)	(18.00)	(16.95)	(0.02)	(0.60)
Net asset value, end of year	$64.86	$69.15	$75.75	$69.90	$69.15
Total return (d)	(2.87)%	15.29%	32.96%	1.11%	8.37%

Ratios to average net assets
Gross expenses	1.32%	1.36%	1.38%	1.41%	1.43%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	4.00%	0.39%	(0.91)%	(0.28)%	1.24%
Supplemental data
Net assets, end of year (in millions)	$26	$22	$31	$22	$27
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	On September 11, 2023, the Fund effected a 1 for 15 reverse share split (See Note 12). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

63

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$71.85	$78.00	$71.70	$70.65	$65.85
Net investment income (loss) (b)	3.00	0.60	(0.60)	—	1.05
Net realized and unrealized gain (loss) on investments	(4.88)	11.55	24.15	1.07 (c)	4.50
Total from investment operations	(1.88)	12.15	23.55	1.07	5.55
Distributions from:
Net investment income	(2.55)	(18.30)	(17.25)	(0.02)	(0.75)
Net asset value, end of year	$67.42	$71.85	$78.00	$71.70	$70.65
Total return (d)	(2.63)%	15.87%	33.07%	1.51%	8.55%

Ratios to average net assets
Gross expenses	0.89%	0.92%	0.90%	0.93%	0.97%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	4.24%	0.72%	(0.61)%	(0.10)%	1.50%
Supplemental data
Net assets, end of year (in millions)	$131	$234	$295	$193	$195
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	On September 11, 2023, the Fund effected a 1 for 15 reverse share split (See Note 12). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

64

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$71.55	$77.70	$71.40	$70.50	$65.55
Net investment income (loss) (b)	2.99	0.60	(0.60)	—	1.05
Net realized and unrealized gain (loss) on investments	(4.96)	11.55	24.15	0.92 (c)	4.65
Total from investment operations	(1.97)	12.15	23.55	0.92	5.70
Distributions from:
Net investment income	(2.49)	(18.30)	(17.25)	(0.02)	(0.75)
Net asset value, end of year	$67.09	$71.55	$77.70	$71.40	$70.50
Total return (d)	(2.77)%	15.87%	33.14%	1.30%	8.73%

Ratios to average net assets
Gross expenses	0.93%	1.00%	0.98%	1.03%	1.04%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	4.24%	0.70%	(0.64)%	—%	1.53%
Supplemental data
Net assets, end of year (in millions)	$339	$323	$330	$209	$247
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	On September 11, 2023, the Fund effected a 1 for 15 reverse share split (See Note 12). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

65

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.21	$6.07	$6.67	$6.44	$6.15
Net investment income (a)	0.36	0.39	0.31	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.18	(0.87)	(0.60)	0.26	0.28
Total from investment operations	0.54	(0.48)	(0.29)	0.65	0.75
Distributions from:
Net investment income	(0.25)	(0.19)	(0.23)	(0.31)	(0.40)
Return of capital	(0.12)	(0.19)	(0.08)	(0.11)	(0.06)
Total distributions	(0.37)	(0.38)	(0.31)	(0.42)	(0.46)
Net asset value, end of year	$5.38	$5.21	$6.07	$6.67	$6.44
Total return (b)	10.70%	(7.73)%	(4.43)%	11.24%	12.61%

Ratios to average net assets
Gross expenses	2.08%	2.55%	2.33%	2.30%	2.69%
Net expenses	1.23%	1.27%	1.28%	1.25%	1.26%
Net expenses excluding interest and taxes	1.22%	1.25%	1.25%	1.25%	1.25%
Net investment income	6.85%	7.32%	4.81%	6.40%	7.37%
Supplemental data
Net assets, end of year (in millions)	$9	$5	$6	$7	$5
Portfolio turnover rate	238%	322%	218%	253%	302%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

66

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.26	$6.15	$6.77	$6.53	$6.25
Net investment income (a)	0.38	0.42	0.33	0.45	0.53
Net realized and unrealized gain (loss) on investments	0.17	(0.88)	(0.61)	0.23	0.27
Total from investment operations	0.55	(0.46)	(0.28)	0.68	0.80
Distributions from:
Net investment income	(0.24)	(0.21)	(0.25)	(0.32)	(0.45)
Return of capital	(0.13)	(0.22)	(0.09)	(0.12)	(0.07)
Total distributions	(0.37)	(0.43)	(0.34)	(0.44)	(0.52)
Net asset value, end of year	$5.44	$5.26	$6.15	$6.77	$6.53
Total return (b)	10.97%	(7.21)%	(4.30)%	11.60%	13.09%

Ratios to average net assets
Gross expenses	1.34%	2.51%	1.74%	1.73%	2.18%
Net expenses	0.88%	0.97%	0.96%	0.95%	0.96%
Net expenses excluding interest and taxes	0.88%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.22%	7.69%	5.01%	7.31%	8.27%
Supplemental data
Net assets, end of year (in millions)	$29	$2	$6	$16	$18
Portfolio turnover rate	238%	322%	218%	253%	302%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

67

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.26	$6.12	$6.73	$6.49	$6.23
Net investment income (a)	0.38	0.40	0.32	0.46	0.47
Net realized and unrealized gain (loss) on investments	0.18	(0.87)	(0.60)	0.22	0.32
Total from investment operations	0.56	(0.47)	(0.28)	0.68	0.79
Distributions from:
Net investment income	(0.25)	(0.19)	(0.25)	(0.32)	(0.46)
Return of capital	(0.12)	(0.20)	(0.08)	(0.12)	(0.07)
Total distributions	(0.37)	(0.39)	(0.33)	(0.44)	(0.53)
Net asset value, end of year	$5.45	$5.26	$6.12	$6.73	$6.49
Total return (b)	11.03%	(7.44)%	(4.33)%	11.59%	13.05%

Ratios to average net assets
Gross expenses	1.35%	2.91%	2.51%	2.78%	2.60%
Net expenses	0.97%	1.02%	1.03%	1.00%	1.02%
Net expenses excluding interest and taxes	0.96%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.12%	7.51%	4.99%	7.42%	7.34%
Supplemental data
Net assets, end of year (in millions)	$47	$2	$3	$3	$3
Portfolio turnover rate	238%	322%	218%	253%	302%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

68

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.25	$17.02	$20.96	$18.03	$14.14
Net investment income (loss) (a)	0.06	0.09	(0.04)	(0.08)	0.31
Net realized and unrealized gain (loss) on investments	1.24	(4.39)	(2.52)	3.04	3.86
Total from investment operations	1.30	(4.30)	(2.56)	2.96	4.17
Distributions from:
Net investment income	(0.16)	(0.47)	—	(0.03)	(0.28)
Net realized capital gains	—	—	(1.38)	—	—
Total distributions	(0.16)	(0.47)	(1.38)	(0.03)	(0.28)
Net asset value, end of year	$13.39	$12.25	$17.02	$20.96	$18.03
Total return (b)	10.62%	(25.23)%	(12.15)%	16.43%	29.52%

Ratios to average net assets
Gross expenses	1.59%	1.54%	1.45%	1.47%	1.53%
Net expenses	1.59%	1.54%	N/A	N/A	N/A
Expenses excluding interest and taxes	1.57%	1.53%	N/A	N/A	N/A
Net investment income (loss)	0.47%	0.65%	(0.19)%	(0.47)%	1.86%
Supplemental data
Net assets, end of year (in millions)	$64	$60	$130	$157	$138
Portfolio turnover rate	11%	11%	38%	30%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

69

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.54	$14.70	$18.47	$16.02	$12.60
Net investment income (loss) (a)	(0.05)	(0.03)	(0.18)	(0.19)	0.16
Net realized and unrealized gain (loss) on investments	1.06	(3.77)	(2.21)	2.67	3.43
Total from investment operations	1.01	(3.80)	(2.39)	2.48	3.59
Distributions from:
Net investment income	(0.04)	(0.36)	—	(0.03)	(0.17)
Net realized capital gains	—	—	(1.38)	—	—
Total distributions	(0.04)	(0.36)	(1.38)	(0.03)	(0.17)
Net asset value, end of year	$11.51	$10.54	$14.70	$18.47	$16.02
Total return (b)	9.55%	(25.82)%	(12.87)%	15.49%	28.51%

Ratios to average net assets
Gross expenses	2.58%	2.43%	2.25%	2.27%	2.32%
Net expenses	2.52%	2.43%	N/A	N/A	N/A
Net expenses excluding interest and taxes	2.50%	2.42%	N/A	N/A	N/A
Net investment income (loss)	(0.49)%	(0.25)%	(0.98)%	(1.25)%	1.12%
Supplemental data
Net assets, end of year (in millions)	$9	$11	$24	$33	$37
Portfolio turnover rate	11%	11%	38%	30%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

70

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$13.08	$18.16	$22.21	$19.01	$14.90
Net investment income (a)	0.14	0.17	0.06	— (b)	0.43
Net realized and unrealized gain (loss) on investments	1.33	(4.68)	(2.69)	3.23	4.05
Total from investment operations	1.47	(4.51)	(2.63)	3.23	4.48
Distributions from:
Net investment income	(0.24)	(0.57)	(0.04)	(0.03)	(0.37)
Net realized capital gains	—	—	(1.38)	—	—
Total distributions	(0.24)	(0.57)	(1.42)	(0.03)	(0.37)
Net asset value, end of year	$14.31	$13.08	$18.16	$22.21	$19.01
Total return (c)	11.26%	(24.81)%	(11.76)%	17.00%	30.11%

Ratios to average net assets
Gross expenses	1.23%	1.19%	1.14%	1.12%	1.16%
Net expenses	1.01%	1.01%	1.00%	1.00%	1.00%
Net expenses excluding interest and taxes	1.00%	1.00%	N/A	N/A	N/A
Net investment income (loss)	1.02%	1.17%	0.28%	(0.02)%	2.46%
Supplemental data
Net assets, end of year (in millions)	$323	$387	$900	$1,158	$804
Portfolio turnover rate	11%	11%	38%	30%	24%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

71

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.51	$17.39	$21.33	$18.28	$14.33
Net investment income (loss) (a)	0.12	0.15	0.03	(0.02)	0.39
Net realized and unrealized gain (loss) on investments	1.27	(4.48)	(2.57)	3.10	3.92
Total from investment operations	1.39	(4.33)	(2.54)	3.08	4.31
Distributions from:
Net investment income	(0.22)	(0.55)	(0.02)	(0.03)	(0.36)
Net realized capital gains	—	—	(1.38)	—	—
Total distributions	(0.22)	(0.55)	(1.40)	(0.03)	(0.36)
Net asset value, end of year	$13.68	$12.51	$17.39	$21.33	$18.28
Total return (b)	11.17%	(24.87)%	(11.84)%	16.86%	30.07%

Ratios to average net assets
Gross expenses	1.23%	1.21%	1.13%	1.14%	1.18%
Net expenses	1.11%	1.11%	1.10%	1.10%	1.10%
Net expenses excluding interest and taxes	1.10%	1.10%	N/A	N/A	N/A
Net investment income (loss)	0.92%	1.10%	0.16%	(0.10)%	2.32%
Supplemental data
Net assets, end of year (in millions)	$318	$390	$1,086	$1,350	$1,287
Portfolio turnover rate	11%	11%	38%	30%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

72

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,				Period Ended December
	2023	2022	2021	2020	31, 2019(a)

Net asset value, beginning of period	$13.12	$18.19	$22.25	$19.03	$18.08
Net investment income (loss) (b)	0.16	0.17	0.07	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.32	(4.67)	(2.69)	3.27	1.34
Total from investment operations	1.48	(4.50)	(2.62)	3.25	1.32
Distributions from:
Net investment income	(0.25)	(0.57)	(0.06)	(0.03)	(0.37)
Net realized capital gains	—	—	(1.38)	—	—
Total distributions	(0.25)	(0.57)	(1.44)	(0.03)	(0.37)
Net asset value, end of period	$14.35	$13.12	$18.19	$22.25	$19.03
Total return (c)	11.34%	(24.69)%	(11.71)%	17.09%	7.29	%(d)

Ratios to average net assets
Gross expenses	1.18%	1.17%	1.08%	1.13%	1.31	%(e)
Net expenses	0.91%	0.91%	0.90%	0.90%	0.90	%(e)
Net expenses excluding interest and taxes	0.90%	0.90%	N/A	N/A	N/A	(e)
Net investment income (loss)	1.14%	1.26%	0.33%	(0.12)%	(0.27	)%(e)
Supplemental data
Net assets, end of period (in millions)	$70	$73	$63	$74	$6
Portfolio turnover rate	11%	11%	38%	30%	24	%(d)

(a)	For the period September 16, 2019 (commencement of operations) through December 31, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

73

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,		Period Ended December 31, 2021(a)
	2023	2022

Net asset value, beginning of period	$18.08	$24.24	$25.00
Net investment income (loss) (b)	0.15	0.04	(0.09)
Net realized and unrealized (loss) on investments	(1.00)	(5.95)	(0.67)
Total from investment operations	(0.85)	(5.91)	(0.76)
Distributions from:
Net investment income	(0.01)	(0.25)	—
Net realized capital gains	—	— (c)	—
Total distributions	(0.01)	(0.25)	—
Net asset value, end of period	$17.22	$18.08	$24.24
Total return (d)	(4.70)%	(24.42)%	(3.04	)%(e)

Ratios to average net assets
Gross expenses	7.77%	5.79%	6.68	%(f)
Net expenses	1.25%	1.25%	1.26	%(f)
Net expenses excluding interest and taxes	1.25%	1.25%	1.25	%(f)
Net investment income (loss)	0.85%	0.20%	(0.76	)%(f)
Supplemental data
Net assets, end of period (in millions)	$1	$1	$1
Portfolio turnover rate	13%	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

74

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,		Period Ended December 31, 2021(a)
	2023	2022

Net asset value, beginning of period	$18.10	$24.28	$25.00
Net investment income (loss) (b)	0.21	0.10	(0.05)
Net realized and unrealized (loss) on investments	(1.01)	(5.97)	(0.67)
Total from investment operations	(0.80)	(5.87)	(0.72)
Distributions from:
Net investment income	(0.10)	(0.31)	—
Net realized capital gains	—	— (c)	—
Total distributions	(0.10)	(0.31)	—
Net asset value, end of period	$17.20	$18.10	$24.28
Total return (d)	(4.41)%	(24.23)%	(2.88	)%(e)

Ratios to average net assets
Gross expenses	5.47%	4.29%	5.45	%(f)
Net expenses	0.95%	0.95%	0.96	%(f)
Net expenses excluding interest and taxes	0.95%	0.95%	0.95	%(f)
Net investment income (loss)	1.16%	0.50%	(0.46	)%(f)
Supplemental data
Net assets, end of period (in millions)	$2	$2	$2
Portfolio turnover rate	13%	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

75

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,		Period Ended December 31, 2021(a)
	2023	2022

Net asset value, beginning of period	$18.09	$24.27	$25.00
Net investment income (loss) (b)	0.19	0.08	(0.07)
Net realized and unrealized (loss) on investments	(1.01)	(5.97)	(0.66)
Total from investment operations	(0.82)	(5.89)	(0.73)
Distributions from:
Net investment income	(0.06)	(0.29)	—
Net realized capital gains	—	— (c)	—
Total distributions	(0.06)	(0.29)	—
Net asset value, end of period	$17.21	$18.09	$24.27
Total return (d)	(4.50)%	(24.30)%	(2.92	)%(e)

Ratios to average net assets
Gross expenses	5.73%	4.42%	5.45	%(f)
Net expenses	1.05%	1.05%	1.06	%(f)
Net expenses excluding interest and taxes	1.05%	1.05%	1.05	%(f)
Net investment income (loss)	1.05%	0.40%	(0.56	)%(f)
Supplemental data
Net assets, end of period (in millions)	$1	$1	$2
Portfolio turnover rate	13%	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

76

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$41.22		$39.21	$33.51	$28.39	$25.66
Net investment income (a)	0.78		0.89	0.50	0.13	0.17
Net realized and unrealized gain (loss) on investments	(2.40)		2.16	5.73	5.17	2.81
Total from investment operations	(1.62)		3.05	6.23	5.30	2.98
Distributions from:
Net investment income	(0.90)		(1.04)	(0.53)	(0.18)	(0.25)
Net asset value, end of year	$38.70		$41.22	$39.21	$33.51	$28.39
Total return (b)	(3.89)%		7.74%	18.61%	18.68%	11.64%

Ratios to average net assets
Gross expenses	1.50%		1.47%	1.48%	1.62%	1.60%
Net expenses	1.38%		1.38%	1.38%	1.38%	1.38%
Net investment income	1.97%		2.08%	1.29%	0.53%	0.63%
Supplemental data
Net assets, end of year (in millions)	$117		$140	$152	$106	$118
Portfolio turnover rate	44	%(c)	34%	28%	37%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

77

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$34.81		$33.28	$28.57	$24.27	$21.93
Net investment income (loss) (a)	0.39		0.46	0.15	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(2.02)		1.84	4.90	4.36	2.39
Total from investment operations	(1.63)		2.30	5.05	4.30	2.34
Distributions from:
Net investment income	(0.60)		(0.77)	(0.34)	—	—
Net asset value, end of year	$32.58		$34.81	$33.28	$28.57	$24.27
Total return (b)	(4.67)%		6.88%	17.67%	17.72%	10.67%

Ratios to average net assets
Gross expenses	2.50%		2.39%	2.52%	2.65%	2.44%
Net expenses	2.20%		2.20%	2.20%	2.20%	2.20%
Net investment income (loss)	1.16%		1.28%	0.45%	(0.27)%	(0.19)%
Supplemental data
Net assets, end of year (in millions)	$10		$13	$14	$11	$13
Portfolio turnover rate	44	%(c)	34%	28%	37%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

78

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$43.33		$41.17	$35.15	$29.74	$26.94
Net investment income (a)	1.02		1.17	0.67	0.26	0.30
Net realized and unrealized gain (loss) on investments	(2.54)		2.23	6.04	5.45	2.94
Total from investment operations	(1.52)		3.40	6.71	5.71	3.24
Distributions from:
Net investment income	(1.09)		(1.24)	(0.69)	(0.30)	(0.44)
Net asset value, end of year	$40.72		$43.33	$41.17	$35.15	$29.74
Total return (b)	(3.47)%		8.19%	19.12%	19.23%	12.06%

Ratios to average net assets
Gross expenses	1.13%		1.10%	1.11%	1.14%	1.09%
Net expenses	0.95%		0.95%	0.95%	0.95%	0.95%
Net investment income	2.44%		2.60%	1.66%	0.98%	1.05%
Supplemental data
Net assets, end of year (in millions)	$360		$503	$386	$358	$460
Portfolio turnover rate	44	%(c)	34%	28%	37%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

79

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$42.06		$40.00	$34.17	$28.93	$26.19
Net investment income (a)	0.91		1.05	0.62	0.20	0.24
Net realized and unrealized gain (loss) on investments	(2.45)		2.17	5.83	5.29	2.87
Total from investment operations	(1.54)		3.22	6.45	5.49	3.11
Distributions from:
Net investment income	(1.00)		(1.16)	(0.62)	(0.25)	(0.37)
Net asset value, end of year	$39.52		$42.06	$40.00	$34.17	$28.93
Total return (b)	(3.63)%		7.99%	18.92%	18.99%	11.88%

Ratios to average net assets
Gross expenses	1.16%		1.14%	1.18%	1.29%	1.24%
Net expenses	1.13%		1.13%	1.13%	1.13%	1.13%
Net investment income	2.25%		2.41%	1.56%	0.76%	0.85%
Supplemental data
Net assets, end of year (in millions)	$188		$302	$231	$122	$115
Portfolio turnover rate	44	%(c)	34%	28%	37%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

80

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2023	2022		2021		2020	2019

Net asset value, beginning of year	$8.89	$10.32		$12.82		$10.16	$7.65
Net investment income (loss) (a)	— (b)	0.03		—	(b)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	0.86	(1.46)		(1.84)		4.22	2.94
Total from investment operations	0.86	(1.43)		(1.84)		4.16	2.88
Distributions from:
Net investment income	(0.01)	—		(0.66)		(1.50)	(0.37)
Net asset value, end of year	$9.74	$8.89		$10.32		$12.82	$10.16
Total return (c)	9.68%	(13.86)%		(14.22)%		41.39%	38.03%

Ratios to average net assets
Gross expenses	1.43%	1.42	%(d)	1.34	%(d)	1.34%	1.49%
Net expenses	1.43%	1.42	%(d)	1.34	%(d)	1.34%	1.45%
Net investment income (loss)	0.04%	0.28	%(d)	—	%(d)	(0.45)%	(0.63)%
Supplemental data
Net assets, end of year (in millions)	$261	$243		$302		$378	$277
Portfolio turnover rate	25%	39%		23%		32%	21%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

81

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2023	2022		2021		2020	2019

Net asset value, beginning of year	$7.30	$8.54		$10.83		$8.77	$6.64
Net investment loss (a)	(0.06)	(0.04)		(0.08)		(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	0.71	(1.20)		(1.55)		3.62	2.55
Total from investment operations	0.65	(1.24)		(1.63)		3.49	2.44
Distributions from:
Net investment income	—	—		(0.66)		(1.43)	(0.31)
Net asset value, end of year	$7.95	$7.30		$8.54		$10.83	$8.77
Total return (b)	8.90%	(14.52)%		(14.89)%		40.31%	37.12%

Ratios to average net assets
Gross expenses	2.25%	2.21	%(c)	2.13	%(c)	2.12%	2.31%
Net expenses	2.20%	2.20	%(c)	2.13	%(c)	2.12%	2.20%
Net investment loss	(0.73)%	(0.51	)%(c)	(0.79	)%(c)	(1.21)%	(1.36)%
Supplemental data
Net assets, end of year (in millions)	$33	$36		$49		$63	$38
Portfolio turnover rate	25%	39%		23%		32%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

82

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2023	2022		2021		2020	2019

Net asset value, beginning of year	$12.30	$14.22		$17.31		$13.32	$9.93
Net investment income (loss) (a)	0.06	0.09		0.05		(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.20	(2.01)		(2.48)		5.55	3.82
Total from investment operations	1.26	(1.92)		(2.43)		5.53	3.80
Distributions from:
Net investment income	(0.05)	—		(0.66)		(1.54)	(0.41)
Net asset value, end of year	$13.51	$12.30		$14.22		$17.31	$13.32
Total return (b)	10.26%	(13.50)%		(13.94)%		41.88%	38.61%

Ratios to average net assets
Gross expenses	1.12%	1.09	%(c)	1.03	%(c)	1.02%	1.09%
Net expenses	1.00%	1.00	%(c)	1.00	%(c)	1.00%	1.00%
Net investment income (loss)	0.47%	0.70	%(c)	0.34	%(c)	(0.12)%	(0.16)%
Supplemental data
Net assets, end of year (in millions)	$164	$156		$203		$244	$236
Portfolio turnover rate	25%	39%		23%		32%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

83

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2023	2022		2021		2020	2019

Net asset value, beginning of year	$9.19	$10.64		$13.15		$10.40	$7.82
Net investment income (loss) (a)	0.04	0.06		0.03		(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.89	(1.51)		(1.88)		4.31	3.01
Total from investment operations	0.93	(1.45)		(1.85)		4.29	2.98
Distributions from:
Net investment income	(0.04)	—		(0.66)		(1.54)	(0.40)
Net asset value, end of year	$10.08	$9.19		$10.64		$13.15	$10.40
Total return (b)	10.13%	(13.63)%		(13.94)%		41.68%	38.52%

Ratios to average net assets
Gross expenses	1.13%	1.11	%(c)	1.06	%(c)	1.05%	1.17%
Net expenses	1.10%	1.10	%(c)	1.06	%(c)	1.05%	1.10%
Net investment income (loss)	0.38%	0.59	%(c)	0.29	%(c)	(0.12)%	(0.29)%
Supplemental data
Net assets, end of year (in millions)	$273	$241		$306		$375	$176
Portfolio turnover rate	25%	39%		23%		32%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

84

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.02	$33.51	$30.70	$29.13	$23.94
Net investment income (a)	0.36	0.31	0.40	0.47	0.49
Net realized and unrealized gain (loss) on investments	7.85	(4.82)	6.92	3.63	7.86
Total from investment operations	8.21	(4.51)	7.32	4.10	8.35
Distributions from:
Net investment income	(0.25)	(0.30)	(0.38)	(0.48)	(0.46)
Net realized capital gains	(1.64)	(2.68)	(4.13)	(2.05)	(2.70)
Total distributions	(1.89)	(2.98)	(4.51)	(2.53)	(3.16)
Net asset value, end of year	$32.34	$26.02	$33.51	$30.70	$29.13
Total return (b)	31.66%	(13.63)%	24.04%	14.18%	34.80%

Ratios to average net assets
Gross expenses	1.96%	2.04%	2.26%	4.28%	5.21%
Net expenses	0.60%	0.59%	0.59%	0.59%	0.59%
Net expenses excluding interest and taxes	0.59%	0.59%	N/A	N/A	N/A
Net investment income	1.18%	1.03%	1.13%	1.65%	1.72%
Supplemental data
Net assets, end of year (in millions)	$6	$2	$4	$3	$1
Portfolio turnover rate	73%	72%	59%	64%	108%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

85

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Z
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$25.63	$33.04	$30.32	$28.76	$23.95
Net investment income (a)	0.34	0.34	0.44	0.49	0.52
Net realized and unrealized gain (loss) on investments	7.77	(4.75)	6.82	3.59	7.89
Total from investment operations	8.11	(4.41)	7.26	4.08	8.41
Distributions from:
Net investment income	(0.33)	(0.32)	(0.41)	(0.47)	(0.90)
Net realized capital gains	(1.64)	(2.68)	(4.13)	(2.05)	(2.70)
Total distributions	(1.97)	(3.00)	(4.54)	(2.52)	(3.60)
Net asset value, end of year	$31.77	$25.63	$33.04	$30.32	$28.76
Total return (b)	31.76%	(13.52)%	24.15%	14.31%	35.02%

Ratios to average net assets
Gross expenses	1.27%	1.28%	1.59%	2.48%	3.02%
Net expenses	0.50%	0.49%	0.49%	0.49%	0.49%
Net expenses excluding interest and taxes	0.49%	0.49%	N/A	N/A	N/A
Net investment income	1.12%	1.14%	1.23%	1.74%	1.83%
Supplemental data
Net assets, end of year (in millions)	$18	$13	$15	$10	$8
Portfolio turnover rate	73%	72%	59%	64%	108%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

86

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. These financial statements relate to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CM Commodity Index Fund	Diversified
Emerging Markets Bond Fund	Non-Diversified
Emerging Markets Fund	Diversified
Environmental Sustainability Fund	Non-Diversified
Global Resources Fund	Diversified
International Investors Gold Fund	Non-Diversified
VanEck Morningstar Wide Moat Fund	Diversified

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Environmental Sustainability Fund seeks long-term capital appreciation by investing primarily in equity securities of companies operating in environmental sustainability markets. The Global Resources Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index.

Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I, Y and Z Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
87

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Funds are open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy.

The Board of Trustees (“Trustees”) has designated Van Eck Associates Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA collectively referred to as the “Adviser”) as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that
88

present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary, and Gold Series Fund I Subsidiary, respectively, Cayman Islands exempted companies (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund present the financial position and results of operations for the Funds, and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2023, the CM Commodity Index Fund and International Investors Gold Fund held $105,605,050 and $51,086 in their Subsidiaries, representing 21% and 0% of the Funds’ net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned Subsidiaries are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the Funds’ investment company taxable income. Net losses of the CFC cannot be deducted by the Funds in the current year, nor carried forward to offset taxable income in future years.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for dividends from net investment income from Emerging Markets Bond Fund which are declared and paid monthly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2023.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified
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terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Total Return Swaps—The CM Commodity Index Fund enters into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at December 31, 2023 is reflected in the Fund’s Consolidated Schedule of Investments.

During the year ending in December 31, 2023, the CM Commodity Index Fund held swap contracts for twelve months with an average monthly notional amount of $559,392,750.

Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statements of Operations. During the year ending in December 31, 2023, the Emerging Market Bond Fund held forward foreign currency contracts for eight months. The average amount purchased and sold (in U.S. dollars) was $686,594 and $601,863, respectively. The Emerging Markets Fund held forward foreign currency contracts for one month during the year, and the average amount purchased and sold (in U.S. dollars) was $0 and $120,968, respectively. The International Investors Gold Fund held forward foreign currency contracts for one month during the year, and the average amount purchased and sold (in U.S. dollars) was $2,915,121 and $0, respectively. There were no open forward foreign currency contracts held at December 31, 2023.

At December 31, 2023, the following Funds held derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Commodities Futures Risk
CM Commodity Index Fund
Swap contracts[1]	$16,972,840

[1]	Statements of Assets and Liabilities location: Total return swap contracts, at value
90

The impact of transactions in derivative instruments during the year ended December 31, 2023, was as follows:

	Commodities Futures Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$(14,940,527)	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(22,067,736)	—
Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	(174,826)
Emerging Markets Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	43
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	(3,727)

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statements of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market fund investments, if any, at December 31, 2023 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities subject to a master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2023. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statements of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount
CM Commodity Index Fund
Total return swap contracts	$16,972,840	$—	$16,972,840	$—	$16,972,840

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and
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(continued)

discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Emerging Markets Bond Fund, Emerging Markets Fund, Environmental Sustainability, Global Resources Fund, International Investors Gold Fund, and VanEck Morningstar Wide Moat Fund. VEARA is the investment adviser to the CM Commodity Index Fund and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets, as follows:

Fund	Annual Rate

CM Commodity Index Fund	0.65%
Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter
Emerging Markets Fund	0.75%
Environmental Sustainability Fund	0.75%
Global Resources Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% of the next $250 million and 0.50% thereafter
VanEck Morningstar Wide Moat Fund	0.45%

The Adviser has agreed, until at least May 1, 2024, to assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the following table.

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The current expense limitations and the amounts waived/assumed by the Adviser for the year ending in December 31, 2023, are as follows:

Fund	Expense Limitations	Expenses Assumed by the Adviser
CM Commodity Index Fund
Class A	0.95%	$98,405
Class I	0.65	460,621
Class Y	0.70	772,967
Emerging Markets Bond Fund*
Class A	1.20	58,009
Class I	0.85	106,316
Class Y	0.95	104,476
Emerging Markets Fund
Class A	1.60	—
Class C	2.50	6,152
Class I	1.00	754,201
Class Y	1.10	441,448
Class Z	0.90	195,364
Environmental Sustainability Fund
Class A	1.25	51,597
Class I	0.95	76,148
Class Y	1.05	68,497
Global Resources Fund
Class A	1.38	151,694
Class C	2.20	34,338
Class I	0.95	795,902
Class Y	1.13	80,856
International Investors Gold Fund
Class A	1.45	—
Class C	2.20	16,293
Class I	1.00	194,068
Class Y	1.10	90,482
VanEck Morningstar Wide Moat Fund
Class I	0.59	45,627
Class Z	0.49	121,718

*	Prior to June 16, 2023, the expense limitations were 1.25%, 0.95%, and 1.00% for Class A, I, and Y, respectively.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. Administrative fees are included in expenses in the Statements of Operations.

For the year ended December 31, 2023, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $529,683 in sales loads relating to the sale of shares of the Funds, of which $487,868 was reallowed to broker/dealers and the remaining $41,815 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

At December 31, 2023, the Adviser owned approximately 85% of Class A, 88% of Class I and 98% Class Y of VanEck Environmental Sustainability Fund and the Distributor owned approximately 38% of Class I and 50% of Class Z of VanEck Morningstar Wide Moat Fund.

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Note 4—Investments—For the year ending in December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Emerging Markets Bond Fund	$187,410,065	$122,537,852
Emerging Markets Fund	91,855,639	310,991,331
Environmental Sustainability Fund	498,856	486,949
Global Resources Fund	360,038,383	517,318,181	*
International Investors Gold Fund	178,330,144	176,306,733
VanEck Morningstar Wide Moat Fund	17,856,189	13,692,021

*	Amount excludes an in-kind redemption of $35,102,835.

Note 5—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$463,076,047	$50,292,256	$(3,175,788)	$47,116,468
Emerging Markets Bond Fund	79,732,512	5,070,682	(2,228,300)	2,842,382
Emerging Markets Fund	701,939,407	213,737,981	(125,194,718)	88,543,263
Environmental Sustainability Fund	5,212,831	375,857	(1,527,208)	(1,151,351)
Global Resources Fund	567,156,659	163,872,052	(43,719,929)	120,152,123
International Investors Gold Fund	557,452,682	235,304,846	(57,147,268)	178,157,578
VanEck Morningstar Wide Moat Fund	22,222,355	3,299,142	(1,117,013)	2,182,129

At December 31, 2023, the components of accumulated distributable earnings (loss) on a tax basis, for each Fund were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CM Commodity Index Fund	$225,463	$(22,762)	$–	$(379,981)	$(16,879,030)	$(17,056,310)
Emerging Markets Bond Fund	–	(34,817,992)	(329)	48,644	2,847,220	(31,922,457)
Emerging Markets Fund	6,120,583	(329,809,678)	–	(1,347,502)	83,382,980	(241,653,617)
Environmental Sustainability Fund	–	(500,129)	–	(1,408)	(1,151,281)	(1,652,818)
Global Resources Fund	1,356,414	(949,417,820)	–	(520,150)	120,153,933	(828,427,623)
International Investors Gold Fund	22,094,952	(367,169,235)	–	(524,256)	178,168,835	(167,429,704)
VanEck Morningstar Wide Moat Fund	189,806	–	–	(8,778)	2,182,129	2,363,157

*	Qualified late year losses incurred after October 31, 2023 are deemed to arise on January 1, 2024.
94

The tax character of dividends paid to shareholders were as follows:

	December 31, 2023		December 31, 2022
Fund	Ordinary Income*	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital
CM Commodity Index Fund	$18,250,493	$–	$128,704,819	$–	$–
Emerging Markets Bond Fund	2,929,915	1,478,873	448,243	–	464,039
Emerging Markets Fund	12,502,135	–	40,001,262	–	–
Environmental Sustainability Fund	15,007	–	62,509	340	–
Global Resources Fund	17,251,503	–	26,001,550	–	–
International Investors Gold Fund	2,001,634	–	–	–	–
VanEck Morningstar Wide Moat Fund	1,387,956	–	606,197	1,103,725	–

*	Includes distributions from short-term capital gains, if any.

At December 31, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CM Commodity Index Fund	$(22,762)	$–	$(22,762)
Emerging Markets Bond Fund	(33,053,213)	(1,764,779)	(34,817,992)
Emerging Markets Fund	(102,750,031)	(227,059,647)	(329,809,678)
Environmental Sustainability Fund	(103,823)	(396,306)	(500,129)
Global Resources Fund	(130,698,252)	(818,719,568)	(949,417,820)
International Investors Gold Fund	(115,159,600)	(252,009,635)	(367,169,235)

Additionally, Global Resources Fund utilized $59,387,360 of its capital loss carryover available from prior years.

During the year ended December 31, 2023, as a result of permanent book to tax differences primarily due to the tax treatment of gains/(losses) from securities redeemed in-kind, tax net operating losses and differences in the treatment of income and realized gains from controlled foreign corporation subsidiaries, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CM Commodity Index Fund	$143,162,224	$(143,162,224)
Environmental Sustainability Fund	1,114	(1,114)
Global Resources Fund	(1,108,239)	1,108,239
International Investors Gold Fund	(5,830,551)	5,830,551

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

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(continued)

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ending in December 31, 2023, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss. As a result of events involving Russia, the United States and European Union, have in the past, and may in the future, impose sanctions on certain Russian individuals and companies, which may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

The CM Commodity Index Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Funds with Cayman subsidiaries.

The Environmental Sustainability Fund concentrates its investments in companies that promote positive environmental policies, which may not perform as well as companies that do not pursue such goals. They may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Investments in them may be volatile.

The Global Resources Fund and International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Monetary policies put in place by the Egyptian government and its agencies, has limited the ability of the Emerging Markets Fund to convert assets and liabilities denominated in the Egyptian pounds into US dollars

96

using the quoted prices for such currencies. As a result, opportunities to repatriate the Egyptian pound into US dollars has been limited and subject to delays. Quoted prices for the Egyptian pound are currently materially disconnected from market settlement rates and the Fund has not been able to access transactions at market settlement rates. As a result, the values of the assets and liabilities denominated in Egyptian pounds which may ultimately be realized could be materially different from those reported in these Fund’s statements of assets and liabilities.

Following Russia’s large-scale invasion of Ukraine, governments of the United States and many other countries imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency experienced significant declines. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statements of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	CM Commodity Index Fund (a)		Emerging Markets Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A:
Shares sold	266,670	300,707	1,874,672	102,514
Shares reinvested	13,342	56,702	80,228	59,131
Shares redeemed	(207,510)	(442,612)	(1,341,810)	(199,923)
Net increase (decrease)	72,502	(85,203)	613,090	(38,278)
Class I:
Shares sold	1,024,023	1,202,548	6,466,225	34,142
Shares reinvested	38,289	323,561	327,044	49,145
Shares redeemed	(2,378,167)	(2,054,212)	(1,859,433)	(575,360)
Net increase (decrease)	(1,315,855)	(528,103)	4,933,836	(492,073)
Class Y:
Shares sold	2,356,445	2,860,680	9,449,809	56,930
Shares reinvested	178,790	891,283	390,553	35,991
Shares redeemed	(2,002,710)	(3,480,323)	(1,573,420)	(245,107)
Net increase (decrease)	532,525	271,640	8,266,942	(152,186)

(a)	Share activity has been adjusted to reflect the 1-for-15 reverse share split which took place on September 11, 2023.
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	Emerging Markets Fund		Environmental Sustainability Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A:
Shares sold	1,247,586	2,359,073	4,351	4,017
Shares reinvested	51,366	161,358	28	572
Shares redeemed	(1,422,378)	(5,213,246)	(485)	(1,886)
Net increase (decrease)	(123,426)	(2,692,815)	3,894	2,703
Class C:
Shares sold	49,619	99,247	N/A	N/A
Shares reinvested	2,093	32,364	N/A	N/A
Shares redeemed	(384,663)	(690,783)	N/A	N/A
Net decrease	(332,951)	(559,172)	N/A	N/A
Class I:
Shares sold	1,704,044	5,063,622	2,071	3,462
Shares reinvested	335,278	1,076,940	549	1,508
Shares redeemed	(9,079,468)	(26,086,189)	(3,051)	(278)
Net increase (decrease)	(7,040,146)	(19,945,627)	(431)	4,692
Class Y:
Shares sold	5,428,038	18,584,481	1,747	1,056
Shares reinvested	326,234	1,015,855	321	1,255
Shares redeemed	(13,689,581)	(50,867,718)	(372)	(438)
Net increase (decrease)	(7,935,309)	(31,267,382)	1,696	1,873
Class Z:
Shares sold	829,341	3,810,153	N/A	N/A
Shares reinvested	21,278	65,175	N/A	N/A
Shares redeemed	(1,530,356)	(1,755,844)	N/A	N/A
Net increase (decrease)	(679,737)	2,119,484	N/A	N/A

	Global Resources Fund		International Investors Gold Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A:
Shares sold	340,011	797,985	4,981,133	5,344,934
Shares reinvested	65,139	71,837	24,877	—
Shares redeemed	(771,397)	(1,357,182)	(5,631,778)	(7,254,119)
Net decrease	(366,247)	(487,360)	(625,768)	(1,909,185)
Class C:
Shares sold	20,116	111,858	328,193	721,667
Shares reinvested	4,627	7,078	N/A	N/A
Shares redeemed	(114,671)	(151,880)	(1,019,802)	(1,581,591)
Net decrease	(89,928)	(32,944)	(691,609)	(859,924)
Class I:
Shares sold	1,827,924	4,414,516	1,602,589	5,262,895
Shares reinvested	134,461	187,646	46,041	N/A
Shares redeemed	(4,752,657)	(2,369,457)	(2,156,209)	(6,876,123)
Net increase (decrease)	(2,790,272)	2,232,705	(507,579)	(1,613,228)
Class Y:
Shares sold	1,225,485	3,678,908	7,583,925	12,831,492
Shares reinvested	100,129	150,475	98,939	N/A
Shares redeemed	(3,750,701)	(2,420,085)	(6,832,269)	(15,337,967)
Net increase (decrease)	(2,425,087)	1,409,298	850,595	(2,506,475)
98

	VanEck Morningstar Wide Moat Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Class I:
Shares sold	118,121	102
Shares reinvested	10,378	12,004
Shares redeemed	(15,241)	(50,212)
Net increase (decrease)	113,258	(38,106)
Class Z:
Shares sold	65,691	56,010
Shares reinvested	33,935	53,377
Shares redeemed	(44,632)	(32,334)
Net increase	54,994	77,053

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023, is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
CM Commodity Index Fund	$14,392,775	$14,688,716	$–	$14,688,716
Emerging Markets Bond Fund	97,271	103,084	–	103,084
Emerging Markets Fund	7,011,192	749,359	6,527,883	7,277,242
Environmental Sustainability Fund	472,134	183,829	321,218	505,047
Global Resources Fund	111,076,632	16,692,405	99,508,960	116,201,365
International Investors Gold Fund	5,034,068	2,301,930	3,118,372	5,420,302
99

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities	Government Obligations
CM Commodity Index Fund	$–	$–	$14,688,716
Emerging Markets Bond Fund	103,084	–	–
Emerging Markets Fund	–	749,359	–
Environmental Sustainability Fund	–	183,829	–
Global Resources Fund	–	16,692,405	–
International Investors Gold Fund	–	2,301,930	–

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ending in December 31, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CM Commodity Index Fund	1	$4,457,524	6.68%
Emerging Markets Bond Fund	13	1,470,364	6.45
Emerging Markets Fund	115	4,525,857	6.40
Global Resources Fund	5	798,373	6.48
International Investors Gold Fund	1	167,444	6.68
VanEck Morningstar Wide Moat Fund	10	234,396	6.48

Outstanding loan balances as of December 31, 2023, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck ETF Trust and VanEck VIP Trust, as directed by the Trustees.

The expense of the Deferred Plan is included in “Trustees’ fees and expenses” on the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustees’ fees” in the Statements of Assets and Liabilities.

Note 12—Share Split—Each class of the CM Commodity Index Fund executed a 1-for-15 reverse share split for shareholders of record before the open of markets on September 11, 2023. The impact of the share split has been retroactively applied to each of the prior years presented in the financial highlights.

Note 13—New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund (or for each share class if a fund has multiple share classes).

100

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

101

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck Funds and Shareholders of each of the funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, (the consolidated statements of assets and liabilities, including the consolidated schedules of investments, for CM Commodity Index Fund and International Investors Gold Fund) of each of the funds listed in the table below (seven of the funds constituting VanEck Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds
CM Commodity Index Fund (2)	Global Resources Fund (1)
Emerging Markets Bond Fund (1)	International Investors Gold Fund (2)
Emerging Markets Fund (1)	VanEck Morningstar Wide Moat Fund (1)
Environmental Sustainability Fund (1)

(1) Statement of operations for the year ended December 31, 2023 and statement of changes in net assets and financial highlights for the years ended December 31, 2023 and 2022.

(2) Consolidated statement of operations for the year ended December 31, 2023 and consolidated statement of changes in net assets and consolidated financial highlights for the years ended December 31, 2023 and 2022.

The financial statements of the Funds as of and for the year or period ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 22, 2022, except for the 1-for-15 reverse share split described in Note 12, as to which the date is February 27, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with

102

the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

103

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CM Commodity Index Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying financial highlights of CM Commodity Index Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)) for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial highlights of the Fund for each of the three years in the period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We served as the auditor of one or more of the VanEck investment companies from 1999 to 2022.

New York, New York

February 28, 2022

except for the 1-for-15 reverse share split described in Note 12, as to which the date is

February 27, 2024

104

VANECK FUNDS

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information.

Fund	Ordinary Income Amount Paid Per Share	Return of Capital Per Share (a)	Qualified Dividend Income for Individuals (b)	Dividends Qualifying for the Dividend Received Deduction for Corporations (b)
CM Commodity Index Fund
Class A	$2.3213	$-	-%	-%
Class I	2.5547	-	-	-
Class Y	2.4938	-	-	-
Emerging Markets Bond Fund
Class A	0.2517	0.1229	-	-
Class I	0.2572	0.1256	-	-
Class Y	0.2528	0.1235	-	-
Emerging Markets Fund
Class A	0.2056	-	57.88	0.32
Class C	0.0837	-	57.88	0.32
Class I	0.2849	-	57.88	0.32
Class Y	0.2669	-	57.88	0.32
Class Z	0.3000	-	57.88	0.32
Environmental Sustainability Fund
Class A	0.0100	-	100.00	60.05
Class I	0.0994	-	100.00	60.05
Class Y	0.0645	-	100.00	60.05
Global Resources Fund
Class A	0.9010	-	100.00	40.44
Class C	0.5960	-	100.00	40.44
Class I	1.0889	-	100.00	40.44
Class Y	0.9953	-	100.00	40.44
International Investors Gold Fund
Class A	0.0261	-	41.31	6.13
Class I	0.0673	-	41.31	6.13
Class Y	0.0565	-	41.31	6.13
Morningstar Wide Moat Fund
Class I	1.8829	-	19.81	18.48
Class Z	1.9629	-	19.81	18.48

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Expressed as a percentage of the cash distribution grossed up for foreign taxes.

Additionally, Morningstar Wide Moat Fund paid short-term capital gains of $1.635200 per share that represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

105

VANECK FUNDS

TAX INFORMATION

(unaudited) (continued)

Fund	Foreign Source Income (a)	Foreign Taxes Paid Per Share (b)	Federal Obligation Interest (c)
CM Commodity Index Fund
Class A	-%	$-	95.09%
Class I	-	-	95.09
Class Y	-	-	95.09
Emerging Markets Bond Fund
Class A	100.00	0.0082	-
Class I	100.00	0.0082	-
Class Y	100.00	0.0082	-
Emerging Markets Fund
Class A	65.64	0.0484	0.13
Class C	65.64	0.0484	0.13
Class I	65.64	0.0484	0.13
Class Y	65.64	0.0484	0.13
Class Z	65.64	0.0484	0.13
Environmental Sustainability Fund
Class A	-	-	4.23
Class I	-	-	4.23
Class Y	-	-	4.23
Global Resources Fund
Class A	-	-	1.22
Class C	-	-	1.22
Class I	-	-	1.22
Class Y	-	-	1.22
International Investors Gold Fund
Class A	27.85	0.0159	0.43
Class I	27.85	0.0159	0.43
Class Y	27.85	0.0159	0.43

(a) Expressed as a percentage of the cash distribution grossed up for foreign taxes.

(b) The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

(c) The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend is exempt from state income tax.

106

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Trustee’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3] During the Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University. Formerly, Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	11	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc.; Board Member, The Arc Foundation of the US; Chairman, Lifetime Care Services, LLC.
107

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
108

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1) The address for each Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

109

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VEFUNDAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022, were $190,350 and $209,880, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2023 and December 31, 2022, were $87,050 and $90,600, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Non-audit fees. The aggregate non-audit fees of PricewaterhouseCoopers LLP for professional services rendered and billed to the registrant’s investment adviser, and entities controlled by, or under common control with the adviser that provide ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022, were $47,365 and $0 respectively.

(h)	The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entities controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Jayesh Bhansali, Jon Lukomnik, Jane Pigott, R. Alastair Short and Richard D. Stamberger currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 7, 2024

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2024